                        THE STRONG INTERNATIONAL FUNDS

                      ANNUAL REPORT - OCTOBER 31, 1995


                   THE STRONG SHORT-TERM GLOBAL BOND FUND
                     THE STRONG INTERNATIONAL BOND FUND
                     THE STRONG INTERNATIONAL STOCK FUND
                        THE STRONG ASIA PACIFIC FUND


                             [STRONG FUNDS LOGO]

                                STRONG FUNDS

                        THE STRONG INTERNATIONAL FUNDS

                      ANNUAL REPORT - OCTOBER 31, 1995

Dear shareholder: As the Strong Family of Funds continues to grow, so too have our reporting responsibilities to you. To help ensure that we can continue to produce shareholder reports and other information on a timely basis, we have changed the fiscal year-end of the Strong International Funds from December 31 to October 31, beginning with this annual report. By staggering the Funds' fiscal-year periods, and thereby their reporting schedules, we avoid a potential "log-jam" at year-end. Please note that this change has no effect on how the Funds are managed. It simply alters the reporting period of your shareholder reports. If you have a question regarding the new schedule, please don't hesitate to call us at 1-800-368-3863.

                               Table of Contents

INVESTMENT REVIEWS
         The Strong Short-Term Global Bond Fund . . . . . . . . . . . . . .  2
         The Strong International Bond Fund . . . . . . . . . . . . . . . .  4
         The Strong International Stock Fund  . . . . . . . . . . . . . . .  6
         The Strong Asia Pacific Fund . . . . . . . . . . . . . . . . . . .  8

FINANCIAL INFORMATION
         Schedules of Investments in Securities
                 The Strong Short-Term Global Bond Fund . . . . . . . . . . 10
                 The Strong International Bond Fund . . . . . . . . . . . . 11
                 The Strong International Stock Fund  . . . . . . . . . . . 13
                 The Strong Asia Pacific Fund . . . . . . . . . . . . . . . 16
         Statements of Operations . . . . . . . . . . . . . . . . . . . . . 19
         Statements of Assets and Liabilities . . . . . . . . . . . . . . . 21
         Statements of Changes in Net Assets  . . . . . . . . . . . . . . . 22
         Notes to Financial Statements  . . . . . . . . . . . . . . . . . . 23

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . 28


                    The Strong  SHORT-TERM GLOBAL BOND Fund

        As of 10-31-95

    30-DAY ANNUALIZED YIELD
           8.39% (1)

     AVERAGE CREDIT QUALITY
              A

    AVERAGE EFFECTIVE MATURITY
           2.3 YEARS(2)

          Assets by
      Credit-Quality Rating
(based on net assets as of 10-31-95)
         [PIE CHART]

less than 1 year   18.1%
AAA                35.5%
AA                  9.3%
A                  11.8%
BBB                 9.0%
BB                 14.3%
B                   2.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

      Top Five Countries (5)
(based on net assets as of 10-31-95)


Country               % of assets
United States            48.3%
Germany                   9.4%
Chile                     7.1%
Brazil                    6.1%
Mexico                    4.0%


Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

The Strong Short-Term Global Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests primarily in investment-grade debt obligations of U.S. and foreign issuers. It normally will pay dividends quarterly and have an average effective portfolio maturity of three years or less.

FUND CONTINUED TO PERFORM WELL

After a volatile start to the year, the global bond markets performed reasonably well over the first ten months. Total return for the Fund was 8.51% for the period ending 10-31-95, which ranked the Fund in the top 21% of the short world multi-market funds tracked by Lipper Analytical Services for the ten months.(3) By the end of October, most short-term global bond markets had rebounded strongly, reflected in the overall 9.26% total return as measured by the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged).(4) A comparison of the Fund to the Index for the year-to-date, 1-year, and since-inception periods follows on page 3.

[PHOTO OF MAP]

The volatility experienced in the global bond markets earlier this year now appears to have subsided, and most emerging bond markets have bounced back from their low levels in March. Global bond prices have rebounded from the downturn that was spurred by the U.S. Federal Reserve's interest-rate hikes in 1994 and early 1995.

U.S. bond prices were buoyed in the first and second quarters by the anticipated easing of interest rates by the Federal Reserve, which cut its federal funds rate by 0.25% in July after 17 months of tightening. The U.S. market put in a strong performance: the 30-year U.S. Treasury bond's yield fell from 7.88% on the first of the year to 6.33% at the end of October, and the 2-year U.S. Treasury note's yield fell from 7.69% to 5.61% during that same period.

Interest rates worldwide eased considerably early in the year, but after trading in a wide range during the third quarter, rates in most countries ended the third quarter unchanged or slightly lower. In August, the U.S. dollar strengthened against most foreign currencies, particularly the Japanese yen, which fell by approximately 15%. This rebound in the dollar reversed most of the decline that had occurred through July.

AN OPPORTUNISTIC STRATEGY

By taking advantage of the value we saw in the bond market in late 1994 and early 1995, holdings in the Fund now have a longer average duration than at the beginning of the year, making the Fund more sensitive to interest-rate changes. This strategy benefited the Fund as the U.S., Japanese, and German central banks subsequently lowered interest rates. Currently, the Fund's average duration is approximately 1.9, and we expect to maintain the average duration between 1.75 and 2.25 over the next three to six months.

Earlier in the year, we also reduced our exposure to below-investment-grade bonds and increased the Fund's overall credit quality. Holdings in the Fund now average a solid A credit rating, which will most likely remain unchanged over the next three to six months. Over the same time period, we expect to reduce the Fund's exposure in dollar-denominated, short-term instruments in below-investment-grade countries to a range of 10%-15% of holdings, as compared to 20%-30% at the beginning of 1995.


        The Strong International Funds Annual Report - October 31, 1995

STAYING THE COURSE

Over the near term, we expect interest rates in the U.S. and Europe may fall slightly but remain in a narrow trading range. We also expect Japanese interest rates to remain low.

Since January, we have emphasized European and North American holdings while de-emphasizing Japan, and we expect to hold that course over the next three to six months. We also expect to take advantage of any significant sell-off in the bond market by increasing duration as long as economic fundamentals justify it.


We appreciate your investment in the Strong Short-Term Global Bond Fund, and we look forward to earning your continued confidence.

[PHOTO OF SHIRISH T. MALEKAR]

Sincerely,


/s/ Shirish T. Malekar
    Shirish T. Malekar
    Portfolio Manager





                  Average Annual Total Returns as of 10-31-95


Time Period                     Strong Short-Term              Salomon Brothers 1-3 Year World
                                Global Bond Fund            Government Bond Index (Currency Hedged)
Year-to-date                          8.51%                                  9.26%
1-year                                8.80%                                  9.68%
Since inception (on 3-31-94)          8.67%                                  6.77%


                   Growth of an assumed $10,000 investment
                       invested at the Fund's inception


         The Strong            Salomon Brothers 1-3 Year
         Short-Term            World Government Bond Index
      Global Bond Fund          (Currency Hedged)
3/94       10,000                10,000
6/94       10,180                 9,995
9/94       10,404                10,075
12/94      10,513                10,153
3/95       10,641                10,457
6/95       11,042                10,771
9/95       11,309                11,006
10/95      11,407                11,093



Average Annual Total Returns
through 10/31/95
Since inception    8.67%
on 3/31/94
1-year             8.80%
Year to date       8.51%

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged), an unmanaged, market-capitalization weighted index of short-term, global fixed-income government securities. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Source for the index data is Salomon Brothers.


(1) As of October 31, 1995, the advisor was temporarily waiving all fees and expenses. Without these waivers, the Fund's yield would have been 6.49% and its total return would have been lower.

(2)  The Fund's average maturity includes the effect of futures contracts.

(3) Lipper Analytical Services calculations are based upon changes in net asset value with dividends reinvested. For the 1-year and since-inception periods ended 10-31-95, the Fund was ranked #6 of 44 funds and #3 of 39 funds, respectively. Rankings are historical and do not represent future results.

(4)  Source: Salomon Brothers.

(5) The Fund's allocation reflects options and futures positions held by the Fund.


        The Strong International Funds Annual Report - October 31, 1995

The Strong INTERNATIONAL BOND Fund

               As of 10-31-95

           30-Day Annualized Yield
                   8.34% (1)

            Average Credit Quality
                     AA

           Average Effective Maturity
                  4.8 years (2)

                   Assets by
             Credit-Quality Rating
        (based on net assets as of 10-31-95)

                  [PIE CHART]


B                             2.4%
BB                           11.2%
BBB                           8.1%
A                             2.5%
AA                            8.5%
AAA                          44.5%
Less than one year           22.8%


Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.



              Top Five Countries (4)
        (based on net assets as of 10-31-95)

Country                  % of assets
Japan                      27.8%
United States              10.5%
Chile                       6.7%
Brazil                      6.4%
France                      5.6%


Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

The Strong International Bond Fund seeks high total return by investing for both income and capital appreciation. The Fund invests primarily in non-dollar-denominated, investment-grade debt obligations of foreign issuers. Normally its average effective maturity will range from four to nine years.

HIGHLY RANKED PERFORMANCE

The Fund performed exceptionally well during the first ten months of 1995. Its year-to-date total return of 17.29% earned it the #26 ranking of the 138 general world income funds tracked by Lipper Analytical Services for the period ended 10-31-95.(3)

Worldwide interest rates fell substantially as global bond prices rebounded during the first half of the year. Although global interest rates, as measured by benchmark 10-year bonds in fifteen industrialized countries, fell, on average, 1% to 1.8% over the first six months of the year, their downward trend has slowed in recent months.

OUR CAUTION WAS REWARDED

We began the year cautiously, expecting the U.S. economy to slow and interest rates to decline. Capitalizing on that view early in 1995, we lengthened the portfolio's average duration in order to take advantage of falling rates.

The currency crisis in Mexico -- combined with overall deceleration of economic growth in emerging countries -- also made us generally wary of below-investment-grade countries. In response, we gradually increased the Fund's overall credit quality throughout the year. At the end of October, the average quality rating of the holdings in the Fund was AA.

The Fund also benefited early in the year from our underweighted positions in the non-core European countries, such as Spain, Italy and Sweden. Recently, we reduced our Japanese position, and we expected to remain underweighted there for the next three to six months.

OUTLOOK REMAINS NEUTRAL

Earlier this year the Fund benefited from the appreciation of foreign currencies against the U.S. dollar. Going forward, however, we believe the dollar is undervalued and may even reverse some of the decline it has experienced in recent years. Given that scenario, we intend to look for opportunities to hedge 10%-25% of the non-dollar currency exposure. For the near term, we expect to maintain the Fund's neutral stance, selling on rallies and buying on weakness in an effort to add value over time.

A NOTE ON EXPECTATIONS AND RISKS

The Fund's relative returns may be better understood when compared to the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) which posted a total return of 17.49% for the period ended 10-31-95. The Lipper category includes emerging markets funds, single-country funds, and both currency-hedged and currency-unhedged international funds, and is therefore less representative of the Fund.

Please be aware that investments in overseas markets often pose more risk than U.S. investments, and the Fund's share price is expected to be more volatile than that of a U.S.-only fund. Sometimes this volatility works for you, as it did during most of 1995. It would be unwise, though, to expect such a return on more than an occasional basis. A falling U.S. dollar, coupled with falling interest rates, have resulted in exceptional returns from foreign bonds over the past decade. In the event the dollar begins to reverse its decline, we would actively seek to hedge part of the currency risk.





        The Strong International Funds Annual Report - October 31, 1995

The Fund's returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Fund invests. For long-term investors, however, we believe these risks are outweighed by the benefits of global investing -- namely, higher return potential and lower overall portfolio risk through diversification.

We appreciate your investment in the Strong International Bond Fund, and we look forward to earning your continued confidence.

[PHOTO OF SHIRISH T. MALEKAR]

Sincerely,

/s/ Shirish T. Malekar
Shirish T. Malekar
Portfolio Manager

                 Average Annual Total Returns as of 10-31-95


Time Period               Strong International            Salomon Brothers Non-U.S. World
                             Bond Fund               Government Bond Index (Currency Unhedged)
Year-to-date                   17.29%                               17.49%
1-year                         14.86%                               15.19%
Since inception (on 3-31-94)   16.55%                               13.47%



Growth of an assumed $10,000 invested at the Fund's inception



                   The Strong                   Salomon Borthers Non-U.S.
                 International               World Governmental Bond Index
                   Bond Fund                      (Currency Unhedged)
3/94                 10,000                              10,000
6/94                 10,560                              10,169
9/94                 10,810                              10,337
12/94                10,866                              10,396
3/95                 12,295                              11,897
6/95                 12,879                              12,478
9/95                 12,611                              12,176
10/95                12,744                              12,215

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged), an unmanaged, market-capitalization weighted index of liquid, non-U.S. fixed-income government securities. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Source for the index data is Micropal.


(1) As of October 31, 1995, the advisor was temporarily waiving all fees and expenses. Without these waivers, the Fund's yield would have been 6.34% and the total return would have been lower.

(2) The Fund's average maturity includes the effect of futures contracts.

(3) Lipper Analytical Services calculations are based upon changes in net asset value with dividends and capital gains reinvested. For the 1-year and since-inception periods ended 10-31-95, the Fund was ranked #35 of 131 funds and #2 of 107 funds, respectively. Rankings are historical and do not represent future results.

(4) The Fund's allocation reflects options and futures positions held by the Fund.





        The Strong International Funds Annual Report - October 31, 1995

                     The Strong INTERNATIONAL STOCK Fund

         Top Five Countries
 (based on net assets as of 10-31-95)

Country                     % of assets
Japan                           19.40%
New Zealand                      7.32%
United States                    6.41%
Singapore                        6.01%
Australia                        5.51%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

            Top Five Holdings
  (based on net assets as of 10-31-95)

Holding                      % of assets

Nomura Securities Co., Ltd.      1.71%
Government of New Zealand        1.38%
CDL Hotels International, Ltd.   1.33%
SensoNor AS                      1.31%
Keppel Corporation, Ltd.         1.13%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

By investing primarily in the stocks of companies based outside the United States, the Strong International Stock Fund pursues capital growth. The Fund provides convenient access to growth opportunities worldwide, and may increase return potential compared to a U.S.-only portfolio.

INTERNATIONAL MARKETS

Following a turbulent first quarter, the international stock markets returned to less volatile behaviors through the end of October. The effects of the Mexican peso devaluation subsided, while the dollar basically turned the corner, strengthening most substantially against the Japanese yen.

The Japanese market also bounced back quite significantly, driven by renewed foreign buying as steps taken by the government stimulated the country's economy and weakened the yen. The Fund was rewarded on two fronts as we increased our Japanese holdings from 16% to 19% of net assets, while simultaneously hedging the yen in order to benefit from its weakness. These efforts contributed to the Fund's year-to-date total return of 3.61% through 10-31-95. The global markets as a whole, as measured by the MSCI EAFE(TM) Index, saw a gain of 4.01% for the same period.

DOWNPLAYING EUROPE, HIGHLIGHTING ASIA

Although a number of the Fund's best holdings are European stocks, including Bulgari, an Italian manufacturer of fine watches and jewelry, and Financiere Richemont, a Swiss manufacturer of luxury goods, we continued to underweight European holdings relative to other funds. The continent's difficult macro-economic environment and continuing struggle toward a unified currency, coupled with decisions by the Chirac administration in France -- exemplified by its ill-received nuclear-testing policy -- all contributed to flat performance in the European markets.

[PHOTO OF GLOBES]

We continued to weight the Fund more heavily toward Asia, where we see better long-term opportunities created by strong growth and moderate inflation. Many Pacific Basin countries boast fast-growing economies and feature markets with valuations between 15 and 20 times earnings. New Zealand, with its solid economic growth and under-control inflation, remains particularly attractive.

This year the Fund continued to tap emerging markets, within reason, by diversifying into Latin America, Eastern Europe, India, Indonesia, Thailand, New Zealand and Africa. At the end of October, 33.3% of the Fund was invested in these emerging markets. As always, however, we retained our "bottom-up" approach by attending to country weightings only after first identifying value in individual companies.

       The Strong International Funds Annual Report - October 31, 1995

CYCLE MAY BENEFIT LONG-TERM INVESTORS

We remain very optimistic about the international markets, especially in light of Wall Street's maturing bull market. Attention could return to the global markets in 1996 as investors who previously have kept their funds invested solely in U.S. stocks may be more inclined to plug into the faster growth rates in international and emerging markets.

Shareholders should keep in mind, however, that the Fund is likely to be more volatile than a U.S.-only fund, owing to changes in stock market conditions, currency values, interest rates, local regulations and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.

We thank you for your support and look forward to earning your continued confidence.


[PHOTO OF ANTHONY L.T. CRAGG]

Sincerely,


/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager

Growth of an assumed $10,000 invested at the Fund's inception


         The Strong International     Morgan Stanley Capital International      S&P 500 Stock Index
                Stock Fund                        EAFE(R) Index
    3/92         10,000                           10,000                              10,000
    6/92         10,190                            9,718                              10,067
   12/92          9,819                            9,484                              10,907
    6/93         11,176                           11,689                              11,439
   12/93         14,508                           12,572                              12,006
    6/94         14,435                           13,676                              11,600
   12/94         14,282                           13,550                              12,165
    3/95         13,690                           13,802                              13,349
    6/95         14,230                           13,903                              14,624
    9/95         15,115                           14,482                              15,786
   10/95         14,797                           14,093                              15,729

 Average Annual Total Returns
  through 10-31-95

          1-year
          -1.58%

          3-year
          16.66%

       Since inception
        on 3/4/92
          11.31%

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)"). Results include the reinvestment of all dividends and capital gains distributions. The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The MSCI EAFE(TM) is an unmanaged, market-capitalization weighted index generally representative of major overseas stock markets. MSCI EAFE(TM) data are dollar-adjusted. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Source for the index data is Micropal.





        The Strong International Funds Annual Report - October 31, 1995

                         The Strong ASIA PACIFIC Fund

         Top Five Countries
(based on net assets as of 10-31-95)


Country                     % of assets
Japan                           23.45%
New Zealand                     11.47%
Singapore                       10.27%
Indonesia                        8.89%
Australia                        8.01%


Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


          Top Five Holdings
(based on net assets as of 10-31-95)


Holding                       % of assets
Nomura Securities Co., Ltd.      2.28%
Government of New Zealand        1.56%
Guinness Peat Group PLC          1.53%
Sky City, Ltd.                   1.52%
CDL Hotels International, Ltd.   1.31%


Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

The Strong Asia Pacific Fund seeks capital growth by investing primarily in the equity securities of issuers located in Asia or the Pacific Basin. While it may invest in companies of any size, its current strategy is to emphasize small and mid-sized companies, holding about 100 stocks spread broadly across industries and sectors, but concentrated in selected countries.

ASIAN MARKETS CONTINUED TO RETRENCH

Asian markets continued to retrench throughout the first ten months of the year as U.S. investors were satisfied to remain invested at home while the record-breaking bull market on Wall Street continued. That lack of interest in Asian markets contributed to the negative returns or modest gains seen in most Asian stock funds. The Fund gained 2.63% in total return for the year to date, while Asian markets, as a whole, posted a return of 4.78% for the same period, as measured by the Morgan Stanley AC (Combined) Far East Free ex Japan Index.

FUND FINDS VALUE IN PACIFIC BASIN

Although the international markets have put in a lackluster performance for the year to date, we continued to find value in the Pacific Basin markets, where stocks with valuations of 15-20 times earnings are typical. This compares very favorably to more mature markets such as the United States, whose economy is growing at just 2%-3%, but whose stock market is trading in a similar range relative to earnings.

New Zealand remained particularly attractive, as the country experienced solid economic growth and brought its inflation under control. There is now room for high real interest rates to come down, which is stimulating the stock and bond markets there. As of October 31, New Zealand remained one of the largest weightings in the Fund, with companies such as Air New Zealand and Sky City, Ltd. performing extremely well.


[PHOTO OF DRAGON]


We also saw investment opportunities in Japan as that country's market bounced back quite significantly through October. Consequently, we increased our Japanese holdings to represent 23% of the Fund at the end of October.

Indonesia, with its huge population, tremendous resources, and rapidly improving standard of living, is one of the most exciting of the world's emerging markets. We therefore continued to overweight Indonesia quite significantly, with 8.89% of the Fund's holdings invested there at the end of October.

While generally cautious about investing in Hong Kong because of continued uncertainty surrounding the country's relationship with China, we were able to identify several companies, including Great Eagle, a property company, that we believe warranted investment. Our weighting in Hong Kong has subsequently increased since our last report, from 3% to 4% of net assets.

        The Strong International Funds Annual Report - October 31, 1995

WE REMAIN OPTIMISTIC

For investors seeking capital growth over the long term, the fundamental reasons for investing in Pacific Rim markets remain unchanged--and our outlook remains optimistic. The fast-growing economies of the area offer an attractive alternative to more mature markets, especially in light of Wall Street's maturing bull market. We expect American pension funds to provide an important source of capital for Asian markets as the domestic arena offers fewer opportunities for growth. We believe that Japanese pension funds are due to follow suit, and, in that event, Asian economies would be the primary beneficiaries.

Shareholders should keep in mind, however, that the Fund is likely to be more volatile than a U.S.-only fund, owing to changes in stock market conditions, currency values, interest rates, local regulations and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.

Thank you for your investment, and we look forward to earning your continued confidence.

[PHOTO OF ANTHONY L.T. CRAGG]

Sincerely,


/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager


                         Growth of an assumed $10,000
                       invested at the Fund's inception

                              Morgan Stanley          Morgan Stanley Capital
       The Strong Asia     Capital International      International Combined
         Pacific Fund          EAFE(R) Index       Far East Ex-Japan Free Index
12/93      10,000                10,000                       10,000
3/94        9,630                10,350                        7,827
6/94        9,840                10,878                        8,165
9/94       10,116                10,889                        9,173
12/94       9,473                10,778                        8,252
3/95        9,088                10,979                        8,150
6/95        9,469                11,058                        8,920
9/95        9,925                11,519                        8,780
10/95       9,721                11,210                        8,646










            Average Annual Total Returns
              through 10-31-95
                     1-year
                     -4.37%
                 Since inception
                   on 12-31-93
                     -1.53%





This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with similar investments in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)"), and the Morgan Stanley Capital International AC (Combined) Far East Free ex Japan Index ("MSCI CFE(TM)"). Results include the reinvestment of all dividends and capital gains distributions. The MSCI EAFE(TM) is an unmanaged, market-capitalization weighted index generally representative of major overseas stock markets. Source for the MSCI EAFE(TM) Index is Micropal. The MSCI CFE(TM) is an unmanaged, market-capitalization weighted index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. Source for the MSCI CFE(TM) Index is Morgan Stanley. Indices are dollar adjusted. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.





        The Strong International Funds Annual Report - October 31, 1995


SCHEDULES OF INVESTMENTS IN SECURITIES             October 31, 1995
STRONG SHORT-TERM GLOBAL BOND FUND


                                                SHARES OR       VALUE
                                                PRINCIPAL      (NOTE 2)
                                                 AMOUNT      (In Thousands)
                                                ---------    --------------
BONDS 39.7%
BRAZIL 6.1%
Banco Bamerindus Do Brasil Sociedad
  Anonima Notes:
  10.50%, Due 6/23/97                             400 USD          $380
  10.50%, Due 6/23/97 (Acquired 6/12/95; Cost
  $700) (d)                                       700 USD           665
Petroleo Brasileiro S.A. Eurodollar, 8.75%,
  Due 12/09/96                                    500 USD           501
                                                                  -----
                                                                  1,546
DENMARK 2.4%
Kingdom of Denmark Notes, 9.00%,
  Due 11/15/00                                  3,000 DKK           594

GERMANY 4.8%
Republic of Germany Debentures, Series 90,
  8.875%, Due 12/20/00                          1,500 DEM         1,215

INDIA 4.0%
Reliance Industries, Ltd. Notes, 8.125%,
  Due 9/27/05 (Acquired 9/22/95;
  Cost $998) (d)                                1,000 USD         1,006

IRELAND 3.9%
Government of Ireland Debentures, 8.00%,
  Due 10/18/00                                    600 IEP           985

MEXICO 4.0%
Banco Nacional de Comercio Exterior Floating
  Rate Notes, 10.875%, Due 6/23/97 (Acquired
  6/15/95; Cost $500) (d)                         500 USD           506
Mexico-United Mexican States Floating Rate
  Notes, 11.1875%, Due 7/21/97 (Acquired
  7/12/95; Cost $500) (d)                         500 USD           504
                                                                  -----
                                                                  1,010
NEW ZEALAND 2.7%
Government of New Zealand Notes, 8.00%,
  Due 7/15/98                                   1,000 NZD           673

NORWAY 3.7%
Kingdom of Norway Debentures, 9.50%,
  Due 10/31/02                                  5,000 NOK           926

UNITED KINGDOM 1.6%
Government of the United Kingdom Notes:
  10.50%, Due 2/21/97                             200 GBP           331
  8.75%, Due 9/01/97                               50 GBP            82
                                                                 ------
                                                                    413
UNITED STATES 6.5%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 6.00%, Due 2/28/01            $100           100
Harrahs Operating, Inc. Senior Subordinated
  Notes, 10.875%, Due 4/15/02                         500           549
MGM Grand Hotel Finance Corporation First
  Mortgage Notes, 11.75%, Due 5/01/99                 500           526
Viacom International, Inc. Reset Notes, 8.75%,
  Due 5/15/01 (Rate Reset Effective 5/15/98)          450           471
                                                                 ------
                                                                  1,646
                                                                 ------
TOTAL BONDS (Cost $9,757)                                        10,014

NON-AGENCY MORTGAGE AND ASSET-BACKED
  SECURITIES 34.4%
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1993-12,
  Class 1-A, 6.50%, Due 1/25/34                       101           101
CMC Securities Corporation III Collateralized
  Mortgage Obligation, Series 1994-F, Class A-1,
  6.25%, Due 5/25/14                                  523           517
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1988-3, Class A-2, 9.00%, Due 4/01/18       $373          $386
  Series 1990-17, Class M, 9.50%, Due 11/25/20        467           485
First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-MHC1, Class C,
  7.0375%, Due 4/25/11                                500           499
GE Capital Mortgage Services, Inc., Series
  1994-11, Class A-3, 6.50%, Due 3/25/24              370           368
GS Trust 3 Floating Rate Collateralized
  Mortgage Obligation, Series C, Class C-2,
  6.8375%, Due 7/07/15                                 56            56
Green Tree Financial Corporation Home
  Improvement Loan Certificates, Series 1995-E,
  Class A, 6.80%, Due 8/15/20 (c)                     967           968
Green Tree Securitized Net Interest Margin
  Trust Certificates:
  Series 1994-A, 6.90%, Due 2/15/04                   423           423
  Series 1994-B, 7.85%, Due 7/15/04                   654           659
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.875%,
  Due 8/17/23                                          74            70
Merrill Lynch Mortgage Investors, Inc.
  Manufactured Housing Contract Pass-Thru
  Certificates, Series 1992-E, Class B, 5.85%,
  Due 8/15/12                                         177           176
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates:
  Series 1993-B, Class B,6.9375%, Due 11/15/17      1,000           940
  Series 1994-H, Class M, 6.875%, Due 6/15/19         120           110
Mortgage Obligation Structured Trust Pass-Thru
  Certificates, Series 1993-1, Class A-1, 6.35%,
  Due 10/25/18 (c)                                    957           947
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc. Manufactured Housing
  Certificates, Series 1992-MH1, Class B-2,
  6.3375%, Due 8/15/19 (Acquired 4/21/95;
  Cost $951) (d)                                      967           954
RTC Variable Rate Mortgage Pass-Thru
Securities, Inc.:
  Series 1992-16, Class A-4, 7.7410%, Due 8/25/22      48            48
  Series 1995-1, Class B-5, 7.2199%, Due 10/25/28     484           474
  Series 1995-1, Class M-5, 7.2199%, Due 10/25/28     470           474
                                                                 ------
                                                                  8,655
TOTAL NON-AGENCY MORTGAGE AND
  ASSET-BACKED SECURITIES (COST $8,592)

UNITED STATES GOVERNMENT AGENCY
  ISSUES 7.7%
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  Series 1989-11, Class 11-C, Principal Only,
  Due 1/25/14                                         515           503
  Series 1989-73, Class A, Principal Only, Due
  8/25/14                                              42            39
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  10.50%, Due 8/01/20                                 722           791
GMAC #12 FHA Project Loan, 7.31%, Due 5/01/21          84            88
United States Treasury Notes, 6.50%, Due 4/30/99      500           511
TOTAL UNITED STATES GOVERNMENT AGENCY                            ------
  ISSUES (COST $1,910)                                            1,932

                      See notes to financial statements.


STRONG SHORT-TERM GLOBAL BOND FUND (continued)


                                                SHARES OR       VALUE
                                                PRINCIPAL      (NOTE 2)
                                                 AMOUNT      (In Thousands)
                                                ---------    --------------
CASH EQUIVALENTS (A) 19.4%

BONDS 2.0%

CANADA 1.2%
Government of Canada Debentures, Series
  H76, 10.25%, Due 3/01/96                        400 CAD       $  302

FRANCE 0.3%
Government of France Debentures, 9.00%,
  Due 2/12/96                                     300 FRF           62

GERMANY 0.5%
Republic of Germany Debentures, 8.875%,
  Due 1/22/96                                     170 DEM          122
                                                               -------
                                                                   486
COMMERCIAL PAPER 10.2%

DISCOUNTED COMMERCIAL PAPER 6.5%

INDONESIA 3.4%
Bakrie and Brothers PT, Due 1/12/96         1,000,000 IDR          425
Polysindo EKA Perkasa PT Senior Notes,
  Due 11/20/95                              1,000,000 IDR          437
                                                               -------
                                                                   862
THAILAND 3.1%
Thai Oil Company, Limited Bills of Exchange,
  Due 11/24/95                                 20,000 THB          790
                                                               -------
                                                                 1,652
INTEREST BEARING, DUE UPON DEMAND 3.7%
United States Cayman Eurodollar Call
  Deposit, 4.75%                                  935 USD          935
                                                               -------
Total Commercial Paper                                           2,587

TIME DEPOSITS 7.1%

CHILE
Citibank Nassau Time Deposit, 6.8203%,
  Due 11/03/95                                  1,000 USD        1,000
Citibank Time Deposit (with Chilean
  Peso indexation and interest based on the
  Chilean denominated deposit), 12.40%,
  Due 11/06/95                                    800 USD          777
                                                               -------
                                                                 1,777
UNITED STATES GOVERNMENT ISSUE 0.1%
United States Treasury Bills, Due 11/24/95 (c)        $25           25
                                                               -------
Total Cash Equivalents (Cost $4,861)                             4,875
                                                               -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $25,120) 101.2%                                         25,476
Other Assets and Liabilities, Net (1.2%)                          (305)
                                                               -------
NET ASSETS 100.0%                                              $25,171
                                                               =======

FUTURES                                          UNDERLYING        UNREALIZED
                                                 AMOUNT AT        APPRECIATION
                                   EXPIRATION      VALUE         (DEPRECIATION)
                                     DATE       (In Thousands)   (In Thousands)
                                   ----------   --------------   --------------
Purchased:
5    Five-Year U.S. Treasury Notes   12/95         $ 542             $ 6
6    Ten-Year German Bonds           12/95         1,029              28

Sold:
2    Ten-Year U.S. Treasury Notes    12/95          (223)             (1)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                                              UNREALIZED
                                                                             VALUE IN       APPRECIATION
                                                          SETTLEMENT           USD         (DEPRECIATION)
                                                             DATE          (In Thousands)   (In Thousands)
                                                          ----------       --------------  ---------------
Purchased:
      769,285                                  DEM       11/13/95           $  547           $ (3)
    3,289,720                                  FIM       12/13/95              776              13
1,000,000,000                                  IDR       11/20/95              438               4
   49,391,500                                  JPY       11/13/95              484             (11)
Sold:
      405,275                                  CAD       12/13/95              303              (1)
    3,223,845                                  DEM       11/13/95            2,293             (97)
    3,200,250                                  DKK        1/17/96              587              (9)
    3,289,720                                  FIM       12/13/95              776             (25)
      819,860                                  GBP       11/13/95            1,296             (29)
2,000,000,000                                  IDR       11/20/95              876              (5)
1,000,000,000                                  IDR        1/12/96              432               1
   49,391,500                                  JPY       11/13/95              484              16
    5,522,808                                  NOK       11/13/95              888             (28)
    1,000,000                                  NZD       11/16/95              660              --
   20,000,000                                  THB       11/24/95              793              (2)

                                                            PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                     NET ASSETS
                                                            -------------
Foreign Government........................................      30.1%
Non-Agency Single Family..................................      14.9
Non-Agency Manufactured Housing...........................      12.6
Bank - Super Regional.....................................       6.6
U.S. Government...........................................       5.8
FNMA......................................................       5.6
Oil - International Integrated ...........................       5.1
Leisure Service...........................................       4.3
Chemical..................................................       4.0
Non-Agency Multi Family...................................       3.8
Non-Agency Asset- Backed..................................       3.1
Media - Radio/TV..........................................       1.9
Chemical Specialty........................................       1.7
Conglomerate..............................................       1.7
Other Assets and Liabilities..............................      (1.2)
                                                               ------
Net Assets................................................     100.0%
                                                               ======

STRONG INTERNATIONAL BOND FUND
                                                          SHARES OR                  VALUE
                                                          PRINCIPAL                (NOTE 2)
                                                           AMOUNT                (In Thousands)
                                                          ---------              --------------
BONDS 52.7%

BRAZIL 6.4%
Banco Bamerindus Do Brasil Sociedad
  Anonima Notes:
  10.50%, Due 6/23/97                                         600 USD           $  570
  10.50%, Due 6/23/97 (Acquired 6/12/95;
  Cost $300) (d)                                              300 USD              285
Petroleo Brasileiro S.A. Eurodollar, 8.75%,
  Due 12/09/96                                                500 USD              501
                                                                                ------
                                                                                 1,356
CANADA 0.9%
Mobil Oil of Canada Corporation Senior
  Unsubordinated Notes, 9.00%,
  Due 5/02/97 (c)                                             250 CAD              191

DENMARK 5.7%
Kingdom of Denmark Notes:
  8.00%, Due 3/15/06 (c)                                    4,500 DKK              829
  9.00%, Due 11/15/00                                       2,000 DKK              396
                                                                                ------
                                                                                 1,225
FRANCE 5.6%
Government of France Debentures, 8.50%,
  Due 11/25/02                                              5,400 FRF            1,198

                      See notes to financial statements.




SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 1995
STRONG INTERNATIONAL BOND FUND (continued)

                                                SHARES OR       VALUE
                                                PRINCIPAL      (NOTE 2)
                                                 AMOUNT      (In Thousands)
                                                ---------    --------------
GERMANY 13.5%
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04 (c)                       3,800 DEM       $ 2,886
INDIA 4.7%
Reliance Industries, Ltd. Notes, 8.125%,
  Due 9/27/05 (Acquired 9/22/95;
  Cost $998) (d)                                1,000 USD         1,006
IRELAND 3.1%
Government of Ireland Debentures, 8.00%,
  Due 10/18/00                                    400 IEP           657
MEXICO 2.4%
Mexico-United Mexican States Floating Rate
  Notes, 11.1875%, Due 7/21/97 (Acquired
  7/12/95; Cost $500) (d)                         500 USD           504
NEW ZEALAND 7.7%
Government of New Zealand Notes:
  6.50%, Due 2/15/00 (c)                        1,700 NZD         1,095
  8.00%, Due 7/15/98                              800 NZD           538
                                                                -------
                                                                  1,633
UNITED STATES 2.7%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 6.00%, Due 2/28/01            $ 50            50
MGM Grand Hotel Finance Corporation
  First Mortgage  Notes, 11.75%, Due 5/01/99          500           526
                                                                -------
                                                                    576
                                                                -------
TOTAL BONDS (COST $10,909)                                       11,232

NON-AGENCY MORTGAGE AND
  ASSET-BACKED SECURITIES 22.0%
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1990-17, Class-M, 9.50%,
  Due 11/25/20 (c)                                    467           485
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%,
  Due 10/25/22 (c)                                 38,798           291
GE Capital Mortgage Services, Inc.:
  Series 1993-13, Class B-3, 6.00%, Due 10/25/08
  (Acquired 9/26/95; Cost $507) (c) (d)               620           513
  Series 1994-11, Class A-3, 6.50%, Due 3/25/24       370           368
Green Tree Securitized Net Interest Margin
  Trust Certificates:
  Series 1994-A, 6.90%, Due 2/15/04                   156           156
  Series 1994-B, 7.85%, Due 7/15/04                   132           133
  Series 1995-A, 7.25%, Due 7/15/05                   278           280
Guaranteed Mortgage Corporation III,
  Series M, Class M1, 8.50%, Due 4/01/03 (c)          774           777
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-
  Backed Certificates, Series 1994-A, Class A-1,
  6.875%, Due 8/17/23                                 111           105
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Variable Rate
  Pass-Thru Certificates, Series 1994-H, Class M,
  6.875%, Due 6/15/19                                  75            69
Premier Auto Trust Asset-Backed Certificates,
  Series 1992-5, Class I, Interest Only, 2.85%,
  Due 3/15/98                                      12,334            42
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1995-1, Class B-5, 7.2199%, Due 10/25/28     484           474
  Series 1995-1, Class M-5, 7.2199%,
  Due 10/25/28 (c)                                    470           474
Ryland Mortgage Securities Corporation
  Collaterized Mortgage Bonds, Series 1992-2,
  Class B, 8.00%, Due 1/25/19 (c)                    $539       $   541
                                                                -------
TOTAL NON-AGENCY MORTGAGE AND ASSET-
  BACKED SECURITIES (COST $4,633)                                 4,708

UNITED STATES GOVERNMENT AGENCY
  ISSUES 2.5%
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  Series 1989-11, Class 11-C, Principal Only,
  Due 1/25/14 (c)                                     515           503
  Series 1989-73, Class A, Principal Only,
  Due 8/25/14                                          28            26
                                                                -------

TOTAL UNITED STATES GOVERNMENT AGENCY ISSUES
  (COST $523)                                                       529
CASH EQUIVALENTS (A) 20.3%
COMMERCIAL PAPER 8.2%
DISCOUNTED 7.7%
INDONESIA 4.0%
Bakrie and Brothers PT, Due 1/26/96           1,000,000 IDR         425
Polysindo EKA Perkasa PT Senior Notes,
   Due 11/20/95                               1,000,000 IDR         437
                                                                -------
                                                                    862
THAILAND 3.7%
Thai Oil Company, Ltd. Bills of
  Exchange, Due 11/24/95                         20,000 THB         789
INTEREST BEARING, DUE UPON
  DEMAND 0.5%
United States Cayman Eurodollar Call
  Deposit, 4.75%                                    100 USD         100
                                                                -------
Total Commercial Paper                                            1,751

TIME DEPOSITS 6.7%
CHILE
Citibank Nassau Time Deposit, 6.8203%,
  Due 11/03/95                                    1,000 USD       1,000
Citibank Time Deposit (with Chilean
  Peso indexation and interest based on the
  Chilean denominated deposit), 12.40%,
  Due 11/06/95                                      444 USD         432
                                                                -------
                                                                  1,432
UNITED STATES GOVERNMENT ISSUES 5.4%
United States Treasury Bills
  Due 11/16/95                                   $1,000             999
  Due 11/24/95 (c)                                  155             155
                                                                -------
                                                                  1,154
                                                                -------
Total Cash Equivalents (Cost $4,357)                              4,337
                                                                -------
TOTAL INVESTMENTS IN SECURITIES (COST $20,422)     97.5%         20,806
Other Assets and Liabilities, Net 2.5%                              529
                                                                -------
NET ASSETS 100.0%                                               $21,335
                                                                =======

                      See notes to financial statements.

                                                                             UNDERLYING        UNREALIZED
FUTURES                                                                       AMOUNT AT       APPRECIATION
                                                             EXPIRATION         VALUE         (DEPRECIATION)
                                                                DATE        (In Thousands)    (In Thousands)
                                                             ----------     --------------    --------------
Purchased:
 6    Ten-Year German
        Government Bonds                                        12/95           $1,029            $ 18
 5    Ten-Year Japanese
          Government Bonds                                      12/95            5,934              67
 8    Ten-Year Italian
          Government Bonds                                      12/95            1,025              (2)
10    Ten-Year United Kingdom
          Government Bonds                                      12/95              843               7
Sold:
10    Ten-Year U.S. Treasury Notes                              12/95            1,115             (15)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                                               UNREALIZED
                                                                               VALUE IN       APPRECIATION
                                                            SETTLEMENT            USD        (DEPRECIATION)
                                                               DATE         (In Thoudands)    (In Thoudands)
                                                            ----------      --------------    --------------
Purchased:
        151,986                                     CHF      12/13/95           $  134           $   7
     11,853,322                                     DEM      11/13/95            8,428             229
      3,037,880                                     DEM      12/13/95            2,164              25
      2,093,000                                     FIM      11/13/95              494               8
        364,218                                     GBP      11/13/95              575              12
  1,000,000,000                                     IDR      11/20/95              438               4
  3,383,790,280                                     ITL      11/13/95            2,120              21
    858,710,100                                     JPY      11/13/95            8,411            (216)
Sold:
     46,605,843                                     BEF      12/13/95            1,615             (20)
        212,725                                     CAD      12/13/95              159              (1)
        151,986                                     CHF      12/13/95              134              (1)
      3,471,000                                     DEM      11/13/95            2,469             (70)
      4,218,500                                     DEM      12/13/95            3,005              (5)
      1,478,300                                     DKK      12/13/95              271             (11)
      2,133,500                                     DKK       1/17/96              391              (6)
      2,093,000                                     FIM      11/13/95              494             (16)
  2,000,000,000                                     IDR      11/20/95              876              (5)
  1,000,000,000                                     IDR       1/12/96              432               1
    200,597,500                                     JPY      11/13/95            1,966              34
      2,500,000                                     NZD      11/16/95            1,650              --
     20,000,000                                     THB      11/24/95              793              (2)

                                                           PERCENTAGE OF
                                                             NET ASSETS
                                                           -------------
INDUSTRY DIVERSIFICATION
Foreign Government                                              44.7%
Non-Agency Single Family                                        14.5%
Oil - International Integrated                                   6.0%
U.S. Government                                                  5.9%
Non-Agency Asset Backed                                          4.9%
Chemical                                                         4.7%
Bank - Super Regional                                            4.2%
Non-Agency Manufactured Housing                                  2.7%
FNMA                                                             2.5%
Leisure Service                                                  2.5%
Chemical Specialty                                               2.0%
Conglomerate                                                     2.0%
Oil - North American Integrated                                  0.9%
Other Assets and Liabilities                                     2.5%
                                                               -----
Net Assets                                                     100.0%
                                                               =====

STRONG INTERNATIONAL STOCK FUND

                                                              SHARES OR         VALUE
                                                              PRINCIPAL       (NOTE 2)
                                                               AMOUNT       (In Thousands)
                                                              ---------     --------------
COMMON STOCKS 88.0%
ARGENTINA 1.1%
Buenos Aires Embotelladora S.A. ADR                            34,500          $   789
YPF Sociedad Anonima ADR                                       90,000            1,541
                                                                               -------
                                                                                 2,330
AUSTRALIA 4.8%
AAPC, Ltd.                                                  2,372,519            1,374
Burns, Philp & Company, Ltd.                                  237,646              532
Coca-Cola Amatil, Ltd.                                        184,914            1,431
ERG Australia, Ltd.                                           190,000              230
Foster's Brewing Group, Ltd.                                  858,000              817
John Fairfax Holdings, Ltd.                                   850,000            1,748
Lend Lease Corporation, Ltd.                                   30,376              423
MIM Holdings, Ltd.                                            535,691              722
The News Corporation, Ltd.                                         44               --
Normandy Mining, Ltd.                                         953,101            1,125
Novus Petroleum, Ltd. (b)                                   1,031,000            1,233
Woodside Petroleum, Ltd.                                       85,000              407
                                                                               -------
                                                                                10,042
AUSTRIA 0.5%
Flughafen Wien AG                                              16,000            1,028
BRAZIL 0.8%
Cia Vale Do Rio Doce Sponsored ADR                             25,000            1,006
Telecommunicacoes Brasileiras S.A. ADR                         14,370              578
                                                                               -------
                                                                                 1,584
CHILE 0.6%
Five Arrows Chile Investment Trust, Ltd. (b)                  490,000            1,317
CHINA 1.1%
China Tire Holdings, Ltd.                                      60,000              495
Ek Chor China Motorcycle Company, Ltd.                         65,000              910
Inner Mongolia Erdos Cashmere 'B' (b)                       2,080,000              936
                                                                               -------
                                                                                 2,341
COLOMBIA 0.3%
Banco Industrial Colombiano ADR                                38,000              518
DENMARK 0.3%
Scandinavian Mobility International (b) (c)                    24,000              571
FINLAND 0.1%
Kymmene Corporation                                             7,500              205
FRANCE 4.4%
Alcatel Alsthom                                                 4,000              342
Alcatel Cable                                                  23,000            1,340
Bazar de L'Hotel de Ville S.A. (b)                              1,600              134
Chargeurs                                                       6,877            1,414
Compagnie Generale des Eaux                                    12,312            1,144
Lagardere Groupe                                               62,500            1,167
Salomon S.A.                                                    1,680              969
Skis Rossignol                                                  2,700              720
Usinor Sacilor (b)                                             32,534              486
Zodiac S.A.                                                    11,000            1,518
                                                                               -------
                                                                                 9,234
GHANA 0.8%
Ashanti Goldfields Company, Ltd. (Acquired
  9/22/94 - 11/15/94; Cost $1,007) (d)                         49,000              864
Ashanti Goldfields Company, Ltd. GDR                           43,600              768
                                                                               -------
                                                                                 1,632
HONG KONG 4.2%
Amoy Properties, Ltd.                                       1,582,000            1,524
CDL Hotels International, Ltd.                              6,223,620            2,817
Great Eagle Holdings, Ltd.                                    138,000              378
Hang Lung Development Company, Ltd.                           706,000            1,173
Hysan Development Company, Ltd.                               394,000            1,004
Peregrine Investments Holdings, Ltd.                        1,491,000            1,899
                                                                               -------
                                                                                 8,795



                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)               October 31,1995

                                                             SHARES OR            VALUE
                                                             PRINCIPAL          (NOTE 2)
                                                              AMOUNT         (In Thousands)
                                                             ---------       --------------
INDIA 1.6%
The Great Eastern Shipping Company, Ltd.
  GDR (b)                                                      49,400           $  432
The India Gateway Fund, Ltd. (b)                              125,000              744
The India Gateway Fund Warrants,
  Expire 5/31/97 (b)                                           25,000               --
Larsen & Toubro, Ltd. GDR (b)                                  10,000              183
Larsen & Toubro, Ltd. GDR (Acquired
  12/14/94 - 2/07/95; Cost $658) (b) (d)                       45,000              821
Peregrine Indian Smaller Companies Fund (b)                     7,100              544
Tata Engineering and Locomotive Company
  (Acquired 7/15/94; Cost $364) (d)                            26,000              702
                                                                                ------
                                                                                 3,426
INDONESIA 4.1%
Astra International PT (Fgn Reg)                              755,000            1,513
Bank Bali PT (Fgn Reg)                                        418,950              978
Bank Bali Warrants, Expire 8/29/00 (Fgn Reg) (b)               75,400               45
Bank Danamon PT (Fgn Reg)                                     256,000              372
Bank International Indonesia PT (Fgn Reg)                      68,000              238
Bank Tiara Asia PT (Fgn Reg)                                  560,000              653
Bukaka Teknik Utama PT IDR (b)                                782,000            1,188
Duta Anggada PT (Fgn Reg)                                   1,162,000              729
Indocement Tunggal PT (Fgn Reg)                                95,000              351
Komatsu Indonesia (Fgn Reg) (b)                               636,500              561
Matahari Putra Prima PT (Fgn Reg)                             644,000            1,347
Semen Cibinong PT (Fgn Reg)                                   266,000              697
                                                                                ------
                                                                                 8,672
IRELAND 0.4%
Allied Irish Banks PLC                                        180,600              919
ISRAEL 0.8%
Ampal-American Israel Corporation of South
  Africa Class A (b)                                          125,300              705
Gilat Satellite Networks, Ltd. (b)                             48,000            1,068
                                                                                ------
                                                                                 1,773
ITALY 3.3%
Bulgari Spa (b)                                               138,000            1,200
Costa Crociere Spa                                            403,000              865
De Rigo Spa ADR (b)                                            31,400              648
Filatura del Brembo Spa                                         5,500               69
Gucci Group NV (b)                                             20,000              600
Olivetti Spa                                                  934,000              698
Pininfarina Spa                                               177,600            1,606
STET - Societa' Finanziaria Telefonica P.A.                   205,000              581
Telecom Italia Mobile Spa (b)                                 220,000              369
Telecom Italia Spa                                            220,000              334
                                                                                ------
                                                                                 6,970
JAPAN 18.4%
Alpine Electronics, Inc.                                       74,000            1,028
Best Denki Warrants, Expire 5/14/97 (b)                         1,400              595
Canon, Inc.                                                    61,000            1,044
Charle Company                                                 23,000              333
Chubu Steel Plate Company, Ltd.                               171,000              853
Citizen Watch Company, Ltd. Warrants, Expire
  10/22/96 (b)                                                  4,550              455
DDI Corporation                                                   200            1,622
East Japan Railway Company                                        225            1,063
Enplas Corporation                                             50,000            1,086
Fuji Photo Film Company, Ltd.                                  40,000              990
HIS Company, Ltd.                                              27,500            1,062
Heiwa Corporation                                              35,000              931
Hitachi, Ltd.                                                 180,000            1,849
Ishikawajima Harima Heavy Industries
  Company, Ltd.                                               385,000            1,551
Ito-Yokado, Ltd.                                               22,000            1,203
Komori Corporation                                             73,000            1,728
Kumagai Gumi Company, Ltd.                                    232,000              889
Marubeni Corporation                                          394,000            1,919
Mitsubishi Corporation                                         97,000            1,072
Mitsui Fudosan                                                101,000            1,156
Mitsui Trust & Banking Company, Ltd.                          110,000              880
Morgan Stanley Group, Inc. Nikkei 225 Index
  Call Warrants (b)                                           146,800          $   789
Mori Seiki Company, Ltd.                                       83,000            1,640
Nippon Telegraph & Telephone Corporation                          281            2,306
Nomura Securities Company, Ltd.                               198,000            3,621
Ohmoto Gumi Company, Ltd.                                      70,000            1,575
Olympus Optical Company, Ltd. Warrants,
  Expire 12/03/96 (b)                                           4,895              857
Renown, Inc. (b)                                               23,000               63
Sharp Corporation                                              40,000              556
Sony Corporation                                               12,000              540
TOC Company, Ltd.                                             183,000            1,706
Toho Company                                                    9,110            1,283
Yodogawa Steel Work Warrants, Expire 12/10/97 (b)                 550              591
                                                                                ------
                                                                                38,836
MALAYSIA 2.4%
ACP Industries BHD                                            270,000            1,084
Arab-Malaysian Corporation                                    206,000              693
Batu Kawan BHD                                                222,000              494
Cycle & Carriage Bintang BHD                                  103,000              426
IJM Corporation BHD 'A'                                       340,000              559
Kuala Lumpur Kepong BHD                                       230,000              620
Road Builder Holdings BHD                                     362,000            1,118
                                                                                ------
                                                                                 4,994
NETHERLANDS 0.4%
Philips Electronics N.V. ADR                                   24,000              927
NEW ZEALAND 5.9%
Air New Zealand, Ltd. Class B                                 573,000            1,974
Brierley Investments, Ltd.                                    350,114              273
CDL Hotels New Zealand, Ltd. (b)                            1,206,000              509
Carter Holt Harvey, Ltd.                                      471,321            1,126
Fernz Corporation, Ltd.                                       416,320            1,231
Fletcher Challenge, Ltd. Forestry Division                    941,031            1,298
Fletcher Challenge, Ltd. Ordinary Division                    189,000              500
Guinness Peat Group PLC                                     4,080,000            2,074
Helicopter Line, Ltd.                                         233,000              677
Sky City, Ltd. (b)                                            108,000            2,246
Wrightson, Ltd.                                               800,000              644
                                                                                ------
                                                                                12,552
NORWAY 3.1%
Braathens S.A.F.E.                                              5,250              267
Dual Investments (b)                                           83,000              540
Fokus Bank (b) (c)                                            100,000              530
SensoNor AS (b)                                               325,000            2,767
Tomra Systems A/S                                             373,000            2,355
                                                                                ------
                                                                                 6,459
PAPUA/NEW GUINEA 0.2%
Lihir Gold, Ltd. (b)                                          300,000              338
PERU 0.2%
Banco de Credito del Peru                                     290,861              476

PHILIPPINES 0.7%
Engineering Equipment, Inc.                                 6,172,000              403
SM Prime Holdings, Inc. GDR                                    77,800            1,050
                                                                                ------
                                                                                 1,453
RUSSIA 1.3%
The Central European Growth Fund PLC                        2,157,000            1,381
First NIS Regional Fund (b)                                    40,000              262
The Fleming Russia Securities Fund, Ltd.
  (Acquired 8/17/94 - 9/28/94; Cost $1,661) (b) (d)           165,000            1,114
                                                                                ------
                                                                                 2,757
SINGAPORE 6.0%
Acma, Ltd.                                                    274,800              895
Dairy Farm International Holdings, Ltd.                       373,518              306
The Development Bank of Singapore, Ltd.
  (Fgn Reg)                                                   165,000            1,892
Hongkong Land Holdings, Ltd.                                  758,142            1,365
Jardine Matheson Holdings, Ltd.                               104,808              639
Jardine Strategic Holdings, Ltd.                              419,625            1,129


                       See notes to financial statements.

                                                             SHARES OR            VALUE
                                                             PRINCIPAL          (NOTE 2)
                                                              AMOUNT         (In Thousands)
                                                             ---------       --------------
Jardine Strategic Holdings, Ltd. Warrants,
  Expire 5/02/98 (b)                                           46,625          $    12
Keppel Corporation, Ltd.                                      292,000            2,397
Overseas Union Bank (c)                                       310,000            1,931
Pacific Carriers, Ltd.                                        412,000              367
ST Computer Systems & Services, Ltd.
  (Fgn Reg) (b)                                               759,000              612
United Overseas Land, Ltd.                                    644,000            1,158
                                                                              --------
                                                                                12,703
SOUTH AFRICA 2.7%
Anglo American Corporation of South Africa                     26,400            1,502
De Beers Consolidated Mines, Ltd. ADR                          29,000              798
Genbel Investments, Ltd.                                      496,000            1,312
Malbak, Ltd. (Acquired 7/25/95; Cost $433) (d)                 75,000              499
Safmarine and Rennies Holdings, Ltd.                          255,000              891
Wooltru, Ltd.                                                 125,000              703
                                                                              --------
                                                                                 5,705
SOUTH KOREA 2.6%
Daeyu Securities Company, Ltd. (b)                             40,000              429
Kookmin Bank (b)                                               65,021            1,249
Korea Electric Power Corporation                               38,210            1,573
Korean Air Lines Company, Ltd. (b)                             33,218            1,168
Ssangyong Investment & Securities Company,
  Ltd. (b)                                                     54,920            1,134
                                                                              --------
                                                                                 5,553
SPAIN 1.2%
Fomento de Construcciones y Contratas S.A.                      9,600              679
Repsol S.A. ADR                                                22,000              652
Telefonica de Espana S.A.                                      96,000            1,212
                                                                              --------
                                                                                 2,543
SWEDEN 1.2%
Argonaut AB B Shares (b)                                      600,000              922
Arjo AB                                                        61,550              955
Terra Mining AB                                                33,000              567
                                                                              --------
                                                                                 2,444
SWITZERLAND 3.1%
Financiere Richemont AG CIE Units                                 450              626
Nestle AG                                                       1,950            2,044
Reisebuero Kuoni AG                                               600              956
SGS (Societe Generale de Surveillance) Holdings S.A.            1,050            1,984
SMH (Suisse Microelectronique et d'Horlogerie)                    500              312
Swiss Bank Corporation                                          1,800              739
                                                                              --------
                                                                                 6,661
TAIWAN 1.8%
Core Pacific Pioneer Fund                                   2,011,000              507
Evergreen Marine Corporation                                  368,500              553
Jardine Fleming Fund                                        1,835,000              595
Kwang Hua Fortune Fund                                      1,586,000              526
NITC Fu-yuan Fund                                           1,579,000              570
The Taiwan Fund, Inc.                                          24,000              525
Yuan Ta Duo Yuan Fund                                       1,759,000              629
                                                                              --------
                                                                                 3,905
THAILAND 3.1%
Loxley PCL (Fgn Reg)                                           46,400              885
The Ruam Pattana Two Fund (Fgn Reg) (b)                     2,473,300            1,548
Saha Union PCL (Fgn Reg)                                      689,800              822
Sahavirya Steel Industries PCL (b)                            510,000              780
Thai Airways International PCL (Fgn Reg) (b)                  223,000              401
Thai Prime Fund, Ltd.                                          80,000            1,200
Total Access Communication Public, Ltd.
  (Acquired 9/28/95; Cost $997) (b) (d)                       158,000              956
                                                                              --------
                                                                                 6,592
UNITED KINGDOM 3.8%
De La Rue PLC                                                 123,000            1,753
Invesco PLC                                                   182,000              702
Ladbroke Group PLC                                            269,534              707
Lonrho PLC                                                    499,717            1,236
News International PLC                                        128,000          $   577
Pearson PLC                                                    47,000              467
The RTZ Corporation PLC                                        84,000            1,163
Royal Bank of Scotland PLC                                     66,286              537
Tomkins PLC                                                   255,000            1,006
                                                                              --------
                                                                                 8,148
UNITED STATES 0.7%
Harken Energy Corporation (b)                                 300,000              525
Teekay Shipping Corporation                                    44,000            1,023
                                                                              --------
                                                                                 1,548
                                                                              --------
TOTAL COMMON STOCKS (COST $197,092)                                            185,951

PREFERRED STOCKS 0.8%
AUSTRALIA
The News Corporation, Ltd. Voting                             145,191              664
Sydney Harbour Casino, Ltd. (Acquired 5/30/95;
  Cost $706) (b) (d)                                          765,000              944
                                                                              --------
TOTAL PREFERRED STOCKS (COST $1,312)                                             1,608

CONVERTIBLE CORPORATE BONDS 1.0%
JAPAN
MBL International Finance Bermuda Trust
  Convertible Notes, 3.00%, Due 11/30/02
  (Cost $2,100)                                             2,100 USD            2,195
NON-CONVERTIBLE CORPORATE BONDS 1.4%
NEW ZEALAND
Government of New Zealand Notes, 8.00%,
  Due 11/15/06 (Cost $2,901)                                4,190 NZD            2,919

CASH EQUIVALENTS (a) 6.9%

COMMERCIAL PAPER 0.9%

EURODOLLAR COMMERCIAL PAPER 0.8%

INDONESIA
Polysindo EKA Perkasa PT Senior Notes,
  Due 11/20/95                                          4,000,000 IDR            1,750

INTEREST BEARING, DUE UPON DEMAND 0.1%
UNITED STATES
United States Cayman Eurodollar Call
  Deposit, 4.75%                                              109 USD              109
                                                                              --------
Total Commercial Paper                                                           1,859

CONVERTIBLE CORPORATE BONDS 0.4%
RUSSIA 0.4%
JSC Oil Company LUKoil Convertible
  Bonds, Zero %, Due 4/06/96 (Acquired
9/20/95; Cost $1,155) (d)                                       1 USD              863

TIME DEPOSITS 5.6%
UNITED STATES
First National Bank Chicago Time Deposit,
Due 11/01/95                                                  $ 1,400            1,400
Wachovia Time Deposit, Due 11/01/95                            10,500           10,500
                                                                              --------
                                                                                11,900
                                                                              --------
Total Cash Equivalents (Cost $14,931)                                           14,622
                                                                              --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $218,336) 98.1%                                                        207,295
Other Assets and Liabilities, Net 1.9%                                           4,110
                                                                              --------
NET ASSETS 100.0%                                                             $211,405
                                                                              ========




                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1995

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                               UNREALIZED
                                                                               VALUE IN       APPRECIATION
                                                               SETTLEMENT         USD        (DEPRECIATION)
                                                                  DATE       (IN THOUSANDS)  (IN THOUSANDS)
                                                               ----------    --------------  --------------
Purchased:
  4,000,000,000                                      IDR        11/20/95       $ 1,752          $   16
Sold:
     25,000,000                                      FRF         2/15/96         5,113             (47)
      4,925,000                                      FRF         4/25/96         1,006              (6)
      6,783,699                                      GBP         4/04/96        10,693              25
  8,000,000,000                                      IDR        11/20/95         3,504             (22)
  1,461,772,751                                      JPY         2/05/96        14,518           2,020
  2,775,073,249                                      JPY         2/15/96        27,603           2,074

                                                            PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                      NET ASSETS
                                                            ------------
Conglomerate                                                      9.9%
Bank - Money Center                                               7.0
Leisure Service                                                   6.9
Closed-End Fund                                                   5.4
Real Estate                                                       5.3
Engineering & Construction                                        4.9
Telecommunication Service                                         3.8
Electronic Products - Miscellaneous                               3.7
Metals & Mining                                                   3.7
Brokerage & Investment Management                                 3.4
Machinery - Miscellaneous                                         2.9
Automobile                                                        2.4
Finance - Miscellaneous                                           2.3
Oil - International Integrated                                    2.1
Media - Publishing                                                1.9
Airline                                                           1.8
Shipping                                                          1.8
Steel                                                             1.8
Consumer - Miscellaneous                                          1.7
Auto & Truck Parts                                                1.6
Leisure Product                                                   1.5
Paper & Forest Products                                           1.5
Foreign Government                                                1.4
Telecommunication Equipment                                       1.3
Agricultural Operations                                           1.2
Food                                                              1.2
Beverage - Soft Drink                                             1.1
Shoe & Apparel Manufacturing                                      1.0
Retail - Food Chain                                               0.9
Retail - Specialty                                                0.9
Machine Tool                                                      0.8
Electric Power                                                    0.7
Healthcare - Medical Supply                                       0.7
Retail - Department Store                                         0.7
Electronic Instrumentation                                        0.5
Railroad                                                          0.5
Transportation Service                                            0.5
Beverage - Alcoholic                                              0.4
Index Based                                                       0.4
Computer Service                                                  0.3
Machinery - Construction & Mining                                 0.3
Other Assets and Liabilities                                      7.9
                                                                -----
Net Assets                                                      100.0%
                                                                =====


STRONG ASIA PACIFIC FUND

                                                             SHARES OR          VALUE
                                                             PRINCIPAL        (NOTE 2)
                                                               AMOUNT       (IN THOUSANDS)
                                                             ---------      --------------
COMMON STOCKS 88.1%
AUSTRALIA 7.1%
AAPC, Ltd.                                                    692,560           $  401
Burns, Philp & Company, Ltd.                                   60,715              136
Casinos Austria International, Ltd. (b)                       555,000              359
Coca-Cola Amatil, Ltd.                                         62,301              482
ERG Australia, Ltd.                                            70,000               85
Foster's Brewing Group, Ltd.                                  286,000              272
John Fairfax Holdings, Ltd.                                   310,000              638
Lend Lease Corporation, Ltd.                                   12,938              180
MIM Holdings, Ltd.                                             93,390              126
The News Corporation, Ltd.                                         22                -
Normandy Mining, Ltd.                                         253,203              299
Novus Petroleum, Ltd. (b)                                     316,000              378
Sydney Aquarium, Ltd.                                         197,500              328
Woodside Petroleum, Ltd.                                       35,000              168
                                                                                ------
                                                                                 3,852
CHINA 1.6%
China Tire Holdings, Ltd.                                      32,600              269
Ek Chor China Motorcycle Company, Ltd.                         25,800              361
Inner Mongolia Erdos Cashmere 'B' (b)                         557,000              251
                                                                                ------
                                                                                   881
HONG KONG 4.1%
Amoy Properties, Ltd.                                         538,000              518
CDL Hotels International, Ltd.                              1,576,887              714
Great Eagle Holdings, Ltd.                                     48,000              132
Hang Lung Development Company, Ltd.                           164,000              273
Hysan Development Company, Ltd.                                82,000              209
Peregrine Investments Holdings, Ltd.                          344,000              438
                                                                                ------
                                                                                 2,284
INDIA 2.7%
Bajaj Auto, Ltd. GDR (Acquired 10/28/94;
  Cost $228) (b) (d)                                            9,000              243
The Great Eastern Shipping Company, Ltd.
  GDR (Acquired 1/18/94; Cost $295) (b) (d)                    18,500              162
The Great Eastern Shipping Company, Ltd.
  GDR (b)                                                      15,000              131
The India Gateway Fund, Ltd. (b)                               25,000              149
The India Gateway Fund, Warrants,
  Expire 5/31/97 (b)                                            5,000               --
Larsen & Toubro, Ltd. GDR (Acquired 11/18/94;
  Cost $334) (b) (d)                                           20,000              365
Peregrine Indian Smaller Companies Fund (b)                     2,000              153
Tata Electric Companies GDS (Acquired 2/22/94;
  Cost $248) (d)                                                  350              115
Tata Engineering and Locomotive Company
  (Acquired 7/15/94; Cost $84) (d)                              6,000              162
                                                                                ------
                                                                                 1,480
INDONESIA 8.1%
Astra International PT (Fgn Reg)                              229,000              459
Bank Bali PT (Fgn Reg)                                        157,100              367
Bank Bali Warrants, Expire 8/29/00 (Fgn Reg) (b)               29,200               17
Bank Danamon PT (Fgn Reg)                                     100,000              145
Bank International Indonesia PT (Fgn Reg)                      19,000               67
Bank Tiara Asia PT (Fgn Reg)                                  250,000              292
Bimantara Citra PT (Fgn Reg) (b)                               46,000               35
Bukaka Teknik Utama PT IDR (b)                                379,000              576
Duta Anggada PT (Fgn Reg)                                     441,000              277
Indocement Tunggal PT (Fgn Reg)                                57,000              211
Komatsu Indonesia (Fgn Reg)                                   494,000              435
Matahari Putra Prima PT (Fgn Reg)                             217,000              454
Putra Surya Perkasa PT (Fgn Reg)                              283,333              106
Sekar Bumi (Fgn Reg) (b)                                      180,500              226
Semen Cibinong PT (Fgn Reg)                                    73,000              191
Tambang Timah PT (Persero) GDR Series B
  (Acquired 10/06/95; Cost $598) (b) (d)                       47,000              565
                                                                                ------
                                                                                 4,423
JAPAN 22.4%
Aderans Company, Ltd. Warrants,
  Expire 8/19/97 (CHF) (b)                                        800               66
Alpine Electronics, Inc.                                       22,000              306




                      See notes to financial statements.


STRONG ASIA PACIFIC FUND (continued)
                                                               SHARES OR       VALUE
                                                               PRINCIPAL      (NOTE 2)
                                                                AMOUNT      (In Thousands)
                                                             -----------     ------------
Bunkyodo Japan Company                                          3,200           $   72
Canon, Inc.                                                    19,000              325
Charle Company                                                  6,000               87
Chubu Steel Plate Company, Ltd. (b)                            65,000              324
Citizen Watch Company, Ltd. Warrants,
  Expire 10/22/96 (b)                                           1,600              160
DDI Corporation                                                    65              527
East Japan Railway Company                                         76              359
Enplas Corporation                                             24,000              521
Fuji Photo Film Company, Ltd.                                  16,000              396
HIS Company, Ltd.                                              11,000              425
Heiwa Corporation                                              11,000              293
Hitachi, Ltd.                                                  48,000              493
Hokuetsu Metal                                                 44,000              172
Ishikawajima Harima Heavy Industries
  Company, Ltd.                                               115,000              463
Ito-Yokado, Ltd.                                                6,000              328
Komori Corporation                                             19,000              450
Kumagai Gumi Company, Ltd.                                     65,000              249
Marubeni Corporation                                          111,000              541
Maspro Denkoh Corporation                                       1,200               17
Mitsubishi Corporation                                         38,000              420
Mitsui Fudosan                                                 29,000              332
Mitsui Trust & Banking Company, Ltd.                           34,000              272
Morgan Stanley Group, Inc. Nikkei 225 Index
  Call Warrants (b)                                            42,000              226
Mori Seiki Company, Ltd.                                       21,000              415
Murakami Corporation                                            4,400               57
Nippon Telegraph & Telephone Corporation                           68              558
Nomura Securities Company, Ltd.                                68,000            1,244
Ohmoto Gumi Company, Ltd.                                      10,400              234
Olympus Optical Company, Ltd. Warrants,
  Expire 12/03/96 (b)                                           1,500              262
Sharp Corporation                                              13,000              180
Sony Corporation                                                3,200              144
Tobu Store Company, Ltd. Warrants,
  Expire 1/21/97 (b)                                              200               47
TOC Company, Ltd.                                              49,000              457
Toho Company                                                    2,010              283
Toko Seiki Company                                             26,000              203
Tokyo Tungsten Company                                         25,000              245
Yodogawa Steel Work Warrants,
  Expire 12/10/97 (b)                                             100              108
                                                                                -------
                                                                                12,261
MALAYSIA 3.8%
ACP Industries BHD                                            111,000              446
Arab-Malaysian Corporation                                     53,000              178
Batu Kawan BHD                                                 58,000              129
Cycle & Carriage Bintang BHD                                   50,000              207
IJM Corporation BHD 'A'                                       148,000              243
Kuala Lumpur Kepong BHD                                        56,000              151
Petronas Gas BHD (b)                                           25,000               85
Road Builder Holdings BHD                                     138,000              426
Selangor Dredging BHD                                         386,000              219
                                                                                -------
                                                                                 2,084
NEW ZEALAND 9.9%
Air New Zealand, Ltd. Class B                                 162,000              558
CDL Hotels New Zealand, Ltd. (b)                              502,000              212
Carter Holt Harvey, Ltd.                                      161,000              385
Corporate Investments, Ltd. (b)                               850,000              191
Evergreen Forests, Ltd. (b)                                 1,200,000              594
Fernz Corporation, Ltd.                                        83,470              247
Fletcher Challenge, Ltd. Forestry Division                    373,452              515
Fletcher Challenge, Ltd. Ordinary Division                      3,000                8
Guinness Peat Group PLC                                     1,650,000              838
Helicopter Line, Ltd.                                         136,600              397
Hellaby Holdings, Ltd.                                      1,100,000              218
Lane Walker Rudkin Industries, Ltd.                           110,000              120
Port of Tauranga, Ltd.                                         41,000               34
Ports of Auckland, Ltd.                                        40,000               93
Progressive Enterprises, Ltd.                                  79,000               63
SEABIL (NZ), Ltd.                                             200,000              111
Sky City, Ltd. (b)                                             40,000              832
                                                                                -------
                                                                                 5,416
PAKISTAN 0.2%
Pakistan Telecommunication Company, Ltd. GDR
  (Acquired 9/16/94; Cost $180) (b) (d)                         1,000               96
PAPUA/NEW GUINEA 0.6%
Lihir Gold, Ltd. (b)                                          300,000              338
PHILIPPINES 1.7%
Benpres Holdings Corporation GDR
  (Acquired 10/25/94; Cost $580) (d)                           59,080              354
Engineering Equipment, Inc.                                 3,000,000              196
Philippine National Bank (b)                                   19,890              167
SM Prime Holdings, Inc. GDR
  (Acquired 6/15/94; Cost $126) (d)                            16,351              221
                                                                                -------
                                                                                   938
RUSSIA 0.4%
The Fleming Russia Securities Fund, Ltd.
  (Acquired 8/17/94-9/28/94; Cost $366) (b) (d)                36,000              243
SINGAPORE 10.3%
Acma, Ltd.                                                    172,800              563
Bukit Sembawang Estates, Inc.                                  14,000              299
Comfort Group, Ltd.                                           172,000              144
Cosco Investments, Ltd.                                       204,000              267
Dairy Farm International Holdings, Ltd.                       130,700              107
The Development Bank of Singapore, Ltd.
  (Fgn Reg)                                                    50,000              573
Fraser & Neave, Ltd.                                           12,700              150
GB Holdings, Ltd.                                             324,000              210
Hongkong Land Holdings, Ltd.                                  276,737              498
Jardine Matheson Holdings, Ltd.                                25,326              154
Jardine Strategic Holdings, Ltd.                              114,750              309
Jardine Strategic Holdings, Ltd. Warrants,
  Expire 5/02/98 (b)                                           12,750                3
Keppel Corporation, Ltd.                                       70,000              575
Lim Kah Ngam, Ltd.                                            152,000              166
Overseas Union Bank                                           100,000              623
Pacific Carriers, Ltd.                                        100,000               89
Singapore Sesdaq Fund (b)                                      23,000              425
ST Computer Systems & Services, Ltd.
  (Fgn Reg) (b)                                               125,000              101
United Overseas Land, Ltd.                                    199,000              358
                                                                                -------
                                                                                 5,614
SOUTH AFRICA 0.6%
Anglo American Corporation of South Africa                      6,100              347
SOUTH KOREA 2.7%
Hana Bank (b)                                                  19,452              407
Korea Electric Power Corporation                               13,800              568
Korean Air Lines Company, Ltd. (b)                              7,200              253
Ssangyong Investment & Securities
  Company, Ltd. (b)                                            13,024              269
                                                                                -------
                                                                                 1,497
TAIWAN 3.7%
Core Pacific Pioneer Fund                                     546,000              138
Evergreen Marine Corporation                                  103,400              155
Jardine Fleming Fund                                          520,000              169
Kwang Hua Fortune Fund                                        449,000              149
NITC Fu-yuan Fund                                             447,000              161
Siliconware Precision Industries Company,
  Ltd. GDR (Acquired 9/19/95;
  Cost $593) (b) (d)                                           39,000              614
The R.O.C. Taiwan Fund (b)                                     45,000              433
Yuan Ta Duo Yuan Fund                                         506,000              181
                                                                                -------
                                                                                 2,000
THAILAND 6.7%
Alphatec Electronics PCL (Fgn Reg) (b)                         17,000              222
Land & Houses PCL (Fgn Reg)                                    15,000              242
Loxley PCL (Fgn Reg)                                           16,000              305
Matichon Newspaper PCL (Fgn Reg)                               55,000              277
Property Perfect Public Company, Ltd. (Fgn Reg)                35,000              266
The Ruam Pattana Two Fund (Fgn Reg) (b)                       495,000              310

                      See notes to financial statements.



SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1995
STRONG ASIA PACIFIC FUND (continued)
                                                               SHARES OR       VALUE
                                                               PRINCIPAL      (NOTE 2)
                                                                AMOUNT      (IN THOUSANDS)
                                                              ----------     ------------
Saha Union PCL (Fgn Reg)                                      382,700          $   456
Sahaviriya Steel Industries PCL (b)                           180,000              275
Sri Trang Agro-Industry PCL (Fgn Reg) (b)                     125,000              189
Thai Airways International PCL (Fgn Reg) (b)                   42,000               75
Thai Prime Fund, Ltd.                                          31,000              465
Total Access Communication Public, Ltd.
  (Acquired 9/28/95; Cost $581) (b) (d)                        92,000              557
                                                                               -------
                                                                                 3,639
UNITED KINGDOM  0.3%
News International PLC                                         32,000              144
UNITED STATES 0.7%
Teekay Shipping Corporation                                    16,000              372
VIETNAM 0.5%
Beta Mekong Fund, Ltd. (b)                                      5,000              250
                                                                               -------
TOTAL COMMON STOCKS (COST $53,042)                                              48,159
PREFERRED STOCKS 1.5%
AUSTRALIA 1.0%
Macmahon Holdings, Ltd.                                       160,000               74
The News Corporation, Ltd. Voting                              35,754              163
Sydney Harbour Casino, Ltd. (Acquired 5/30/95;
  Cost $217) (b) (d)                                          235,000              290
                                                                               -------
                                                                                   527
SOUTH KOREA 0.5%
Korean Air Lines Company, Ltd. (b)                             14,860              291
                                                                               -------
TOTAL PREFERRED STOCKS (COST $684)                                                 818
CONVERTIBLE CORPORATE BONDS 1.0%
JAPAN
MBL International Finance Bermuda Trust
  Convertible Notes, 3.00%,
  Due 11/30/02 (Cost $530)                                    530 USD              554
NON-CONVERTIBLE CORPORATE BONDS 1.6%
NEW ZEALAND
Government of New Zealand Notes, 8.00%,
  Due 11/15/06 (Cost $844)                                  1,220 NZD              850
CASH EQUIVALENTS (a) 7.3%
COMMERCIAL PAPER 0.9%
EURODOLLAR COMMERCIAL PAPER 0.8%
INDONESIA
Polysindo EKA Perkasa PT Senior Notes,
  Due 11/20/95                                          1,000,000 IDR              437
INTEREST BEARING, DUE UPON DEMAND 0.1%
UNITED STATES
United States Cayman Eurodollar Call Deposit,
  4.75%                                                        76 USD               76
                                                                               -------
Total Commercial Paper                                                             513
TIME DEPOSITS 6.4%
UNITED STATES
First National Bank Chicago Time Deposit,
  Due 11/01/95                                              2,700 USD            2,700
Wachovia Time Deposit, Due 11/01/95                           800 USD              800
                                                                               -------
                                                                                 3,500
                                                                               -------
Total Cash Equivalents (Cost $4,018)                                             4,013
                                                                               -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $59,118) 99.5%                                                          54,394
Other Assets and Liabilities, Net 0.5%                                             254
                                                                               -------
NET ASSETS 100.0%                                                              $54,648
                                                                               =======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                           VALUE IN        (DEPRECIATION)
                                                           SETTLEMENT         USD
                                                              DATE       (In Thousands)      (In Thousands)
                                                           ----------     ------------        ------------
Purchased:
  1,000,000,000                                   IDR        11/20/95          $   438            $  4
Sold:
  2,000,000,000                                   IDR        11/20/95              876              (6)
  1,056,338,758                                   JPY         2/15/96           10,507             748
    356,781,242                                   JPY         2/05/96            3,544             491

                                                            PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                     NET ASSETS
Real Estate...............................................        8.3%
Conglomerate..............................................        8.2
Leisure Service...........................................        7.8
Bank - Money Center.......................................        6.7
Engineering & Construction................................        6.1
Closed-End Fund...........................................        5.9
Electronic Products - Miscellaneous.......................        4.1
Metals & Mining...........................................        3.9
Brokerage & Investment Management.........................        3.6
Telecommunication Service.................................        3.2
Paper & Forest Products ..................................        2.7
Automobile................................................        2.6
Machinery - Miscellaneous.................................        2.4
Airline...................................................        2.2
Media - Publishing........................................        2.2
Shipping..................................................        2.2
Shoe & Apparel Manufacturing..............................        1.7
Foreign Government........................................        1.6
Electronics - Semiconductor/Component.....................        1.5
Steel.....................................................        1.3
Electric Power............................................        1.2
Beverage - Soft Drink.....................................        1.2
Consumer - Miscellaneous..................................        1.1
Agricultural Operations...................................        1.1
Oil - International Integrated............................        1.0
Retail - Department Store.................................        0.8
Retail - Food Chain.......................................        0.8
Machinery - Construction & Mining.........................        0.8
Machine Tool..............................................        0.8
Food......................................................        0.7
Railroad..................................................        0.7
Auto & Truck Parts........................................        0.6
Electronic Instrumentation................................        0.6
Transportation Service....................................        0.6
Beverage - Alcoholic......................................        0.5
Index Based ..............................................        0.4
Leisure Product...........................................        0.4
Retail - Major Chain......................................        0.3
Finance - Miscellaneous...................................        0.3
Computer Service..........................................        0.2
Natural Gas Distribution..................................        0.2
Other Assets and Liabilities                                      7.5
                                                                ------
Net Assets                                                      100.0%
                                                                ======

LEGEND
(a) Cash equivalents include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) Security pledged to cover margin requirements for futures contracts.
(d) Restricted security.

All principal amounts and costs are stated in thousands.

Percentages are stated as a percent of net assets.
CURRENCY ABBREVIATIONS

BEF   Belgian Franc
CAD   Canadian Dollar
CHF   Swiss Franc
DEM   German Mark
DKK   Danish Krona
FIM   Finnish Mark
FRF   French Franc
GBP   British Pound
IDR   Indonesian Rupiah
IEP   Irish Punt
ITL   Italian Lira
JPY   Japanese Yen
NOK   Norwegian Kroner
NZD   New Zealand Dollar
THB   Thailand Baht
USD   United States Dollar

                      See notes to financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended October 31, 1995 (Note 1)

                                                                       (In Thousands)
                                                           STRONG SHORT-TERM  STRONG INTERNATIONAL
                                                            GLOBAL BOND FUND     BOND FUND
                                                            ----------------     ---------
INTEREST INCOME                                                    $1,212        $  990

EXPENSES:
  Investment Advisory Fees                                             92            83
  Custodian Fees                                                       88            97
  Shareholder Servicing Costs                                          36            25
  Reports to Shareholders                                              23            17
  Federal and State Registration Fees                                  43            39
  Other                                                                20            21
                                                                   ------        ------
  Total Expenses before Waivers and Absorptions                       302           282

  Expense Waivers and Absorptions by Advisor:
     Voluntary                                                       (297)         (239)
     Involuntary                                                       (5)          (43)
                                                                   ------        ------
Expenses, Net                                                          --            --
                                                                   ------        ------
NET INVESTMENT INCOME                                               1,212           990

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
     Investments                                                     (229)          469
     Futures Contracts, Options and Forward Currency Contracts        118           206
     Foreign Currencies                                                12          (217)
  Change in Unrealized Appreciation/Depreciation on:
     Investments                                                      382           279
     Futures Contracts, Options, and Forward Currency Contracts      (115)           49
     Assets and Liabilities Denominated in Foreign Currencies           2            12
                                                                   ------        ------
NET GAIN                                                              170           798
                                                                   ------        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $1,382        $1,788
                                                                   ======        ======

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended October 31, 1995 (Note 1)

                                                                                  (In Thousands)
                                                                     STRONG INTERNATIONAL   STRONG ASIA
                                                                            STOCK FUND      PACIFIC FUND
                                                                     --------------------   ------------
INCOME:
  Dividends (net of withholding taxes of $459 and $100, respectively)          $3,810          $  800
  Interest                                                                      1,070             380
                                                                               ------          ------
  Total Income                                                                  4,880           1,180

EXPENSES:
  Investment Advisory Fees                                                      1,900             471
  Custodian Fees                                                                  481             235
  Shareholder Servicing Costs                                                     670             218
  Reports to Shareholders                                                         184              63
  Federal and State Registration Fees                                              89              51
  Other                                                                            64              23
                                                                               ------          ------
  Total Expenses before Involuntary Expense Waiver                              3,388           1,061
  Involuntary Expense Waiver by Advisor                                            --            (115)
                                                                               ------          ------
  Expenses, Net                                                                 3,388             946
                                                                               ------          ------
NET INVESTMENT INCOME                                                           1,492             234

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
     Investments                                                                 (846)           (380)
     Futures Contracts, Options and Forward Currency Contracts                    231              70
     Foreign Currencies                                                          (191)            (59)
  Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                2,318             510
     Futures Contracts, Options and Forward Currency Contracts                  4,236           1,277
     Assets and Liabilities Denominated in Foreign Currencies                      (5)             --
                                                                               ------          ------
NET GAIN                                                                        5,743           1,418
                                                                               ------          ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $7,235          $1,652
                                                                               ======          ======

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1995

                                                                                (In Thousands, Except Per Share Amounts)

                                                                                 STRONG SHORT-TERM  STRONG INTERNATIONAL
                                                                                  GLOBAL BOND FUND      BOND FUND
                                                                                  ----------------      ---------
ASSETS:
  Investments in Securities, at Value (Cost of $25,120 and $20,422, respectively)   $    25,476      $    20,806
  Receivable from Brokers for Securities and Forward Foreign Currency Contracts Sold        998              893
  Receivable for Fund Shares Sold                                                            82              122
  Interest Receivable                                                                       433              507
  Other                                                                                      90              102
                                                                                    -----------      -----------
  Total Assets                                                                           27,079           22,430

LIABILITIES:
  Payable to Brokers for Securities and Forward Foreign Currency Contracts Purchased      1,767            1,012
  Payable for Fund Shares Redeemed                                                           64                9
  Payable to Advisor for Organizational Costs                                                77               74
                                                                                    -----------      -----------
  Total Liabilities                                                                       1,908            1,095
                                                                                    -----------      -----------
NET ASSETS                                                                          $    25,171      $    21,335
                                                                                    ===========      ===========
Capital Shares
  Authorized                                                                         10,000,000       10,000,000
  Outstanding                                                                             2,407            1,859

NET ASSET VALUE PER SHARE                                                           $     10.46      $     11.48
                                                                                    ===========      ===========


                                                                              STRONG INTERNATIONAL   STRONG ASIA
                                                                                     STOCK FUND      PACIFIC FUND
                                                                                     ----------      ------------
ASSETS:
  Investments in Securities, at Value (Cost of $218,336 and $59,118, respectively)  $   207,295      $    54,394
  Receivable from Brokers for Securities and Forward Foreign Currency Contracts Sold     19,686            5,677
  Receivable for Fund Shares Sold                                                           803               55
  Dividends and Interest Receivable                                                         764              172
  Other                                                                                     119              346
                                                                                    -----------      -----------
  Total Assets                                                                          228,667           60,644

LIABILITIES:
  Payable to Brokers for Securities and Forward Foreign Currency Contracts Purchased     16,175            5,157
  Payable for Fund Shares Redeemed                                                          738              716
  Accrued Operating Expenses and Other Liabilities                                          349              123
                                                                                    -----------      -----------
  Total Liabilities                                                                      17,262            5,996
                                                                                    -----------      -----------
NET ASSETS                                                                          $   211,405      $    54,648
                                                                                    ===========      ===========
Capital Shares
  Authorized                                                                         10,000,000       10,000,000
  Outstanding                                                                            16,220            5,724

NET ASSET VALUE PER SHARE                                                           $     13.03      $      9.55
                                                                                    ===========      ===========


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       (In Thousands)

                                                                 STRONG SHORT-TERM                    STRONG INTERNATIONAL
                                                                 GLOBAL BOND FUND                          BOND FUND
                                                            -----------------------------       --------------------------------
                                                            PERIOD ENDED     YEAR ENDED         PERIOD ENDED        YEAR ENDED
                                                            OCT. 31, 1995   DEC. 31, 1994       OCT. 31, 1995      DEC. 31, 1994
                                                            -------------   -------------       -------------      -------------
                                                               (NOTE 1)                            (NOTE 1)
OPERATIONS:
  Net Investment Income                                       $  1,212       $    576              $   990           $   414
  Net Realized Gain (Loss)                                         (99)          (153)                 458               (97)
  Change in Unrealized Appreciation/Depreciation                   269            (53)                 340               110
                                                              --------       --------              -------           -------
  Increase in Net Assets Resulting from Operations               1,382            370                1,788               427

CAPITAL SHARE TRANSACTIONS                                       5,072         19,819               10,451             9,873

DISTRIBUTIONS:
  From Net Investment Income                                      (965)          (576)                (850)             (414)
  In Excess of Net Investment Income                                --             (4)                  --               (20)
  In Excess of Net Realized Gains                                   --            (27)                  --               (20)
                                                              --------       --------              -------           -------

TOTAL INCREASE IN NET ASSETS                                     5,489         19,582               11,389             9,846

NET ASSETS:
  Beginning of Period                                           19,682            100                9,946               100
                                                              --------       --------              -------           -------
  End of Period                                               $ 25,171       $ 19,682              $21,335           $ 9,946
                                                              ========       ========              =======           =======





                                                                STRONG INTERNATIONAL                    STRONG ASIA
                                                                    STOCK FUND                          PACIFIC FUND
                                                            ----------------------------         -----------------------------
                                                            PERIOD ENDED    YEAR ENDED           PERIOD ENDED     YEAR ENDED
                                                            OCT. 31, 1995  DEC. 31, 1994         OCT. 31, 1995   DEC. 31, 1994
                                                            -------------  -------------         -------------   -------------
                                                              (NOTE 1)                              (NOTE 1)
OPERATIONS:
  Net Investment Income                                       $  1,492       $    869              $   234           $   299
  Net Realized Gain (Loss)                                        (806)        17,932                 (369)              (73)
  Change in Unrealized Appreciation/Depreciation                 6,549        (27,840)               1,787            (5,276)
                                                              --------       --------              -------           -------
  Increase (Decrease) in Net Assets Resulting from Operations    7,235         (9,039)               1,652            (5,050)

CAPITAL SHARE TRANSACTIONS                                     (52,367)       162,477               (4,451)           63,428

DISTRIBUTIONS:
  From Net Investment Income                                    (1,293)           (73)                (234)              (34)
  In Excess of Net Investment Income                                --             --                  (43)               --
  From Net Realized Gains                                           --        (22,837)                  --                --
  In Excess of Net Realized Gains                                   --         (1,143)                  --              (720)
                                                              --------       --------              -------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (46,425)       129,385               (3,076)           57,624

NET ASSETS:
  Beginning of Period                                          257,830        128,445               57,724               100
                                                              --------       --------              -------           -------
  End of Period                                               $211,405       $257,830              $54,648           $57,724
                                                              ========       ========              =======           =======

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1995



1.   ORGANIZATION
     The Strong International Funds consist of Strong Short-Term Global Bond Fund, Inc., Strong International Bond Fund, Inc., Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc. The Funds are separately incorporated, diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Board of Directors of the Funds approved changing the Funds' fiscal year-ends from December 31 to October 31; therefore, this report encompasses financial information for the ten months ended October 31, 1995.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at either the mean of the latest bid and asked prices or at the latest reported sales price, depending on local convention or regulation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1995 were as follows:

                                          STRONG SHORT-TERM   STRONG INTERNATIONAL   STRONG INTERNATIONAL     STRONG ASIA
                                          GLOBAL BOND FUND        BOND FUND              STOCK FUND           PACIFIC FUND
                                          ----------------        ---------              ----------           ------------
          Aggregate Fair Value                 $3,635              $2,308                  $6,763                $3,987
          Aggregate Cost                        3,649               2,305                   6,981                 4,430
          Percent of Net Assets                 14.4%*              10.8%*                   3.2%                  7.3%

         *Of these securities, which are restricted from resale, 82% and 88%, for Strong Short-Term Global Bond Fund and Strong International Bond Fund, respectively, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the advisor based upon guidelines established by the Funds' Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gain or loss realized on investment transactions is determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated.
          The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

October 31, 1995

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward currency contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of October 31, 1995 were as follows (in thousands):

                                                        STRONG SHORT-TERM  STRONG INTERNATIONAL  STRONG INTERNATIONAL   STRONG ASIA
                                                         GLOBAL BOND FUND       BOND FUND            STOCK FUND         PACIFIC FUND
                                                         ----------------       ---------            ----------         ------------
     Capital Stock                                             $24,898           $20,424             $219,570              $59,049
     Undistributed Net Investment Income (Loss)                    307               311                  190                  122
     Undistributed Net Realized Gain (Loss)                       (250)              151               (1,362)              (1,034)
     Net Unrealized Appreciation (Depreciation)                    216               449               (6,993)              (3,489)
                                                               -------           -------             --------              -------
                                                               $25,171           $21,335             $211,405              $54,648
                                                               =======           =======             ========              =======


4.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds for the ten months ended October 31, 1995 and the year ended December 31, 1994 were as follows
     (in thousands):

                                                             1995                               1994
                                                       -----------------                  ------------------
                                                       Shares    Dollars                  Shares     Dollars
                                                       ------    -------                  ------     -------
     STRONG SHORT-TERM GLOBAL BOND FUND
     Shares Sold                                        2,106   $  21,870                  2,866   $  29,549
     Dividends Reinvested                                  86         883                     52         537
     Shares Redeemed                                   (1,724)    (17,681)                  (989)    (10,267)
                                                       ------   ---------                 ------   ---------
                                                          468   $   5,072                  1,929   $  19,819
                                                       ======   =========                 ======   =========
    STRONG INTERNATIONAL BOND FUND
    Shares Sold                                         1,689   $  19,496                  1,439   $  15,103
    Dividends Reinvested                                   71         813                     41         433
    Shares Redeemed                                      (861)     (9,858)                  (530)     (5,663)
                                                       ------   ---------                 ------   ---------
                                                          899   $  10,451                    950   $   9,873
                                                       ======   =========                 ======   =========
    STRONG INTERNATIONAL STOCK FUND
    Shares Sold                                         8,480   $ 107,112                 24,930   $ 357,479
    Dividends Reinvested                                  100       1,258                  1,818      23,412
    Shares Redeemed                                   (12,739)   (160,737)               (15,428)   (218,414)
                                                       ------   ---------                 ------   ---------
                                                       (4,159) ($  52,367)                11,320   $ 162,477
                                                       ======   =========                 ======   =========
    STRONG ASIA PACIFIC FUND
    Shares Sold                                         6,167   $  57,648                 11,796   $ 119,485
    Dividends Reinvested                                   28         264                     78         729
    Shares Redeemed                                    (6,648)    (62,363)                (5,707)    (56,786)
                                                       ------   ---------                 ------   ---------
                                                         (453) ($   4,451)                 6,167   $  63,428
                                                       ======   =========                 ======   =========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Short-Term Global Bond Fund .625%, Strong International Bond Fund .70%, Strong International Stock Fund and Strong Asia Pacific Fund 1.00%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels.
     Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions for the ten months ended October 31, 1995 is as follows (in thousands):

                                                          STRONG SHORT-TERM  STRONG INTERNATIONAL STRONG INTERNATIONAL  STRONG ASIA
                                                          GLOBAL BOND FUND       BOND FUND             STOCK FUND       PACIFIC FUND
                                                          ----------------       ---------             ----------       ------------
     Payable to Advisor at October 31, 1995                    $77                 $74                    $269               $57
     Other Shareholder Servicing Expenses Paid to Advisor        2                   2                      14                 5
     Unaffiliated Directors' Fees                                1                   1                       7                 2


6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the ten months ended October 31, 1995 were as follows (in thousands):

                                                         STRONG SHORT-TERM  STRONG INTERNATIONAL STRONG INTERNATIONAL   STRONG ASIA
                                                          GLOBAL BOND FUND       BOND FUND             STOCK FUND       PACIFIC FUND
                                                         -----------------    ----------------    ------------------    ------------
     Purchases:
       U.S. Government and Agency                             $ 4,339           $   498                     --                --
       Other                                                   63,569            58,537               $214,092           $53,183

     Sales:
       U.S. Government and Agency                               2,590             1,541                     --                --
       Other                                                   54,847            46,522                256,366            54,798

7.   INCOME TAX INFORMATION
     At October 31, 1995, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2003) for Federal income tax purposes were as follows (in thousands):

                                                          STRONG SHORT-TERM  STRONG INTERNATIONAL STRONG INTERNATIONAL  STRONG ASIA
                                                          GLOBAL BOND FUND       BOND FUND             STOCK FUND       PACIFIC FUND
                                                          ----------------       ---------             ----------       ------------
     Aggregate Investment Cost                                $25,120            $20,422                $218,719         $59,239
     Aggregate Unrealized:                                    =======            =======                ========         =======
       Appreciation                                           $   450           $    466                $ 11,282         $ 2,281
       Depreciation                                               (94)               (82)                (22,706)         (7,126)
                                                              -------           --------                --------         -------
                                                              $   356           $    384               ($ 11,424)       ($ 4,845)
                                                              =======            =======                ========         =======
Capital Loss Carryovers                                       $   245                 --                $  1,094         $   958
                                                              =======            =======                ========         =======


For corporate shareholders in the Funds, the percentages of dividend income distributed for the ten months ended October 31, 1995, which are designated as qualifying for the dividends-received deduction are: Strong International Stock Fund 0.7% and Strong Asia Pacific Fund 1.1%.

FINANCIAL HIGHLIGHTS
The following presents information relating to a share of capital stock each of the Funds, outstanding for the entire period.

STRONG SHORT-TERM GLOBAL BOND FUND
                                                                 1995(a)     1994(b)
                                                                 ------      ------
                                                                  (NOTE 1)
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.15   $  10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                             0.65       0.35
  Net Realized and Unrealized Gains on Investments                  0.20       0.16
                                                                 -------   --------
TOTAL FROM INVESTMENT OPERATIONS                                    0.85       0.51

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                                       (0.54)     (0.35)
  In Excess of Net Realized Gains                                     --      (0.01)
                                                                 -------   --------
TOTAL DISTRIBUTIONS                                                (0.54)     (0.36)
                                                                 -------   --------
NET ASSET VALUE, END OF PERIOD                                   $ 10.46   $  10.15
                                                                 ========  ========
Total Return                                                        +8.5%     +5.1%
Net Assets, End of Period (In Thousands)                         $ 25,171  $ 19,682
Ratio of Expenses to Average Net Assets                              0.0%*     0.0%*
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                                    2.0%*     1.7%*
Ratio of Net Investment Income to Average Net Assets                 8.2%*     7.7%*
Portfolio Turnover Rate                                            437.3%    287.8%

STRONG INTERNATIONAL BOND FUND

                                                                 1995(a)    1994(b)
                                                                 ------     ------
                                                                 (NOTE 1)
NET ASSET VALUE, BEGINNING OF PERIOD                             $  10.36  $  10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                              0.78      0.46
  Net Realized and Unrealized Gains on Investments                   1.00      0.40
                                                                 --------  --------
TOTAL FROM INVESTMENT OPERATIONS                                     1.78      0.86

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                                        (0.66)    (0.46)
  In Excess of Net Investment Income                                   --     (0.02)
  In Excess of Net Realized Gains                                      --     (0.02)
                                                                 --------  --------
TOTAL DISTRIBUTIONS                                                 (0.66)    (0.50)
                                                                 --------  --------
NET ASSET VALUE, END OF PERIOD                                   $  11.48  $  10.36
                                                                 ========  ========

Total Return                                                       +17.3%     +8.7%

Net Assets, End of Period (In Thousands)                         $ 21,335  $  9,946
Ratio of Expenses to Average Net Assets                              0.0%*     0.0%*
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                                    2.0%*     2.0%*
Ratio of Net Investment Income to Average Net Assets                 8.3%*     7.9%*
Portfolio Turnover Rate                                            473.3%    679.3%

  * Calculated on an annualized basis.
(a) For the period ended October 31, 1995. Total return and portfolio turnover rate are not annualized.
(b) Inception date is March 31, 1994 for both Strong Short-Term Global Bond Fund and Strong International Bond Fund. Total return and portfolio turnover rate are not annualized.

The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG INTERNATIONAL STOCK FUND

                                                                   1995(a)     1994       1993      1992(b)
                                                                   ------      ----       ----      ------
                                                                  (NOTE 1)
NET ASSET VALUE, BEGINNING OF PERIOD                             $  12.65  $  14.18   $   9.77    $  10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                              0.08      0.06         --        0.05
  Net Realized and Unrealized Gains (Loss) on Investments            0.37     (0.27)      4.66       (0.23)
                                                                 --------  --------   --------    --------
TOTAL FROM INVESTMENT OPERATIONS                                     0.45     (0.21)      4.66       (0.18)

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                                        (0.07)    (0.01)        --       (0.05)
  In Excess of Net Investment Income                                   --        --      (0.02)         --
  From Net Realized Gains                                              --     (1.25)     (0.23)         --
  In Excess of Net Realized Gains                                      --     (0.06)        --          --
                                                                 --------  --------   --------    --------
TOTAL DISTRIBUTIONS                                                 (0.07)    (1.32)     (0.25)      (0.05)
                                                                 --------  --------   --------    --------
NET ASSET VALUE, END OF PERIOD                                   $  13.03  $  12.65   $  14.18    $   9.77
                                                                 ========  ========   ========    ========
Total Return                                                        +3.6%     -1.6%     +47.8%       -1.8%

Net Assets, End of Period (In Thousands)                         $211,405  $257,830   $128,445    $ 12,723
Ratio of Expenses to Average Net Assets                              1.8%*     1.7%       1.9%        2.0%*
Ratio of Net Investment Income to Average Net Assets                 0.8%*     0.3%      (0.3%)       0.8%*
Portfolio Turnover Rate                                            102.0%    136.5%     139.9%       20.8%


STRONG ASIA PACIFIC FUND

                                                                   1995(a)     1994
                                                                   ------      ----
                                                                  (NOTE 1)
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.35  $  10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                              0.04      0.05
  Net Realized and Unrealized Gains (Losses) on Investments          0.20     (0.57)
                                                                 --------  --------
TOTAL FROM INVESTMENT OPERATIONS                                     0.24     (0.52)

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                                        (0.03)    (0.01)
  In Excess of Net Investment Income                                (0.01)       --
  In Excess of Net Realized Gains                                      --     (0.12)
                                                                 --------  --------
TOTAL DISTRIBUTIONS                                                 (0.04)    (0.13)
                                                                 --------  --------
NET ASSET VALUE, END OF PERIOD                                   $   9.55  $   9.35
                                                                 ========  ========
Total Return                                                        +2.6%     -5.3%

Net Assets, End of Period (In Thousands)                         $ 54,648  $ 57,724
Ratio of Expenses to Average Net Assets                              2.0%*     2.0%
Ratio of Net Investment Income to Average Net Assets                 0.5%*     0.6%
Portfolio Turnover Rate                                            104.3%    103.3%

  * Calculated on an annualized basis.
(a) For the period ended October 31, 1995. Total return and portfolio turnover rate are not annualized.
(b) Inception date is March 4, 1992.    Total return and portfolio turnover
    rate are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of the Strong International Funds

We have audited the accompanying statements of assets and liabilities of Strong Short-Term Global Bond Fund, Inc. and Strong International Bond Fund, Inc., including the schedules of investments in securities, as of October 31, 1995, and the related statements of operations for the period from January 1, 1995 to October 31, 1995 and the statements of changes in net assets and financial highlights for the periods from January 1, 1995 to October 31, 1995 and from March 31, 1994 (inception) to December 31, 1994. We have also audited the accompanying statements of assets and liabilities of Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc., including the schedules of investments in securities, as of October 31, 1995, and the related statements of operations for the period from January 1, 1995 to October 31, 1995 and the statements of changes in net assets and financial highlights for the periods from January 1, 1995 to October 31, 1995 and the year ended December 31, 1994. These Funds are collectively referred to herein as the "Strong International Funds". These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong International Funds as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 8, 1995

                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030
                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                              [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201